Exhibit 99.1

Board of Governors of the Federal Reserve System

Federal Deposit Insurance Corporation

Office of the Comptroller of the Currency

Federal Financial Institutions Examination Council

1

Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only - FFIEC 041

Institution Name	SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD,THE

City	RIVERHEAD

State	NY

Zip Code	11901

Call Report Quarter End Date	6/30/2011

Report Type	041

RSSD-ID	799612

FDIC Certificate Number	7278

OCC Charter Number	4230

ABA Routing Number	21405464

Last updated on	7/28/2011

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legend: NR - Not Reported, CONF - Confidential

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	2

Bank Demographic Information

Dollar amounts in thousands
1. Reporting date	RCON9999	20110630	1.
2. FDIC certificate number	RSSD9050	7278	2.
3. Legal title of bank	RSSD9017	Click here for value	3.
4. City	RSSD9130	Riverhead	4.
5. State abbreviation	RSSD9200	NY	5.
6. Zip code	RSSD9220	119019000	6.

(RSSD9017) The Suffolk County National Bank

Contact Information

Dollar amounts in thousands
1. Contact Information for the Reports of Condition and Income			1.
a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.
1. Name	TEXTC490	CONF	1.a.1.
2. Title	TEXTC491	CONF	1.a.2.
3. E-mail Address	TEXTC492	CONF	1.a.3.
4. Telephone	TEXTC493	CONF	1.a.4.
5. FAX	TEXTC494	CONF	1.a.5.
b. Other Person to Whom Questions about the Reports Should be Directed			1.b.
1. Name	TEXTC495	CONF	1.b.1.
2. Title	TEXTC496	CONF	1.b.2.
3. E-mail Address	TEXT4086	CONF	1.b.3.
4. Telephone	TEXT8902	CONF	1.b.4.
5. FAX	TEXT9116	CONF	1.b.5.
2. Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed			2.
a. Name and Title	TEXTB962	CONF	2.a.
b. E-mail Address	TEXTB926	CONF	2.b.
c. Telephone	TEXTB963	CONF	2.c.
d. FAX	TEXTB964	CONF	2.d.
3. Emergency Contact Information			3.
a. Primary Contact			3.a.
1. Name	TEXTC366	CONF	3.a.1.
2. Title	TEXTC367	CONF	3.a.2.
3. E-mail Address	TEXTC368	CONF	3.a.3.
4. Telephone	TEXTC369	CONF	3.a.4.
5. FAX	TEXTC370	CONF	3.a.5.
b. Secondary Contact			3.b.
1. Name	TEXTC371	CONF	3.b.1.
2. Title	TEXTC372	CONF	3.b.2.
3. E-mail Address	TEXTC373	CONF	3.b.3.
4. Telephone	TEXTC374	CONF	3.b.4.
5. FAX	TEXTC375	CONF	3.b.5.
4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.
a. Primary Contact			4.a.
1. Name	TEXTC437	CONF	4.a.1.
2. Title	TEXTC438	CONF	4.a.2.
3. E-mail Address	TEXTC439	CONF	4.a.3.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	3

Dollar amounts in thousands
4. Telephone	TEXTC440	CONF	4.a.4.
b. Secondary Contact			4.b.
1. Name	TEXTC442	CONF	4.b.1.
2. Title	TEXTC443	CONF	4.b.2.
3. E-mail Address	TEXTC444	CONF	4.b.3.
4. Telephone	TEXTC445	CONF	4.b.4.
c. Third Contact			4.c.
1. Name	TEXTC870	CONF	4.c.1.
2. Title	TEXTC871	CONF	4.c.2.
3. E-mail Address	TEXTC872	CONF	4.c.3.
4. Telephone	TEXTC873	CONF	4.c.4.
d. Fourth Contact			4.d.
1. Name	TEXTC875	CONF	4.d.1.
2. Title	TEXTC876	CONF	4.d.2.
3. E-mail Address	TEXTC877	CONF	4.d.3.
4. Telephone	TEXTC878	CONF	4.d.4.

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

Dollar amounts in thousands
1. Comments?	RCON6979	No	1.
2. Bank Management Statement	TEXT6980		2.

Schedule RI - Income Statement

Dollar amounts in thousands
1. Interest income:			1.
a. Interest and fee income on loans:			1.a.
1. Loans secured by real estate:			1.a.1.
a. Loans secured by 1-4 family residential properties	RIAD4435	7,173	1.a.1.a.
b. All other loans secured by real estate	RIAD4436	15,879	1.a.1.b.
2. Commercial and industrial loans	RIAD4012	6,779	1.a.2.
3. Loans to individuals for household, family, and other personal expenditures:			1.a.3.
a. Credit cards	RIADB485	0	1.a.3.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADB486	2,112	1.a.3.b.
4. Loans to foreign governments and official institutions	RIAD4056	0	1.a.4.
5. All other loans	RIAD4058	445	1.a.5.
6. Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(5))	RIAD4010	32,388	1.a.6.
b. Income from lease financing receivables	RIAD4065	0	1.b.
c. Interest income on balances due from depository institutions	RIAD4115	61	1.c.
d. Interest and dividend income on securities:			1.d.
1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RIADB488	389	1.d.1.
2. Mortgage-backed securities	RIADB489	3,146	1.d.2.
3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	3,819	1.d.3.
e. Interest income from trading assets	RIAD4069	0	1.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	0	1.f.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	4

Dollar amounts in thousands
g. Other interest income	RIAD4518	113	1.g.
h. Total interest income (sum of items 1.a.(6) through 1.g)	RIAD4107	39,916	1.h.
2. Interest expense:			2.
a. Interest on deposits:			2.a.
1. Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	26	2.a.1.
2. Nontransaction accounts:			2.a.2.
a. Savings deposits (includes MMDAs)	RIAD0093	1,157	2.a.2.a.
b. Time deposits of $100,000 or more	RIADA517	1,106	2.a.2.b.
c. Time deposits of less than $100,000	RIADA518	678	2.a.2.c.
b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	0	2.b.
c. Interest on trading liabilities and other borrowed money	RIAD4185	654	2.c.
d. Interest on subordinated notes and debentures	RIAD4200	0	2.d.
e. Total interest expense (sum of items 2.a through 2.d)	RIAD4073	3,621	2.e.
3. Net interest income (item 1.h minus 2.e)	RIAD4074	36,295	3.
4. Provision for loan and lease losses	RIAD4230	38,000	4.
5. Noninterest income:			5.
a. Income from fiduciary activities	RIAD4070	431	5.a.
b. Service charges on deposit accounts	RIAD4080	2,004	5.b.
c. Trading revenue	RIADA220	0	5.c.
d. Not available			5.d.
1. Fees and commissions from securities brokerage	RIADC886	161	5.d.1.
2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	0	5.d.2.
3. Fees and commissions from annuity sales	RIADC887	283	5.d.3.
4. Underwriting income from insurance and reinsurance activities	RIADC386	18	5.d.4.
5. Income from other insurance activities	RIADC387	142	5.d.5.
e. Venture capital revenue	RIADB491	0	5.e.
f. Net servicing fees	RIADB492	0	5.f.
g. Net securitization income	RIADB493	0	5.g.
h. Not applicable			5.h.
i. Net gains (losses) on sales of loans and leases	RIAD5416	292	5.i.
j. Net gains (losses) on sales of other real estate owned	RIAD5415	527	5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	RIADB496	4	5.k.
l. Other noninterest income	RIADB497	1,344	5.l.
m. Total noninterest income (sum of items 5.a through 5.l)	RIAD4079	5,206	5.m.
6. Not available			6.
a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.
b. Realized gains (losses) on available-for-sale securities	RIAD3196	1,645	6.b.
7. Noninterest expense:			7.
a. Salaries and employee benefits	RIAD4135	15,317	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	3,901	7.b.
c. Not available			7.c.
1. Goodwill impairment losses	RIADC216	0	7.c.1.
2. Amortization expense and impairment losses for other intangible assets	RIADC232	14	7.c.2.
d. Other noninterest expense	RIAD4092	9,368	7.d.
e. Total noninterest expense (sum of items 7.a through 7.d)	RIAD4093	28,600	7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	RIAD4301	-23,454	8.
9. Applicable income taxes (on item 8)	RIAD4302	-10,701	9.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	5

Dollar amounts in thousands
10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)	RIAD4300	-12,753	10.
11. Extraordinary items and other adjustments, net of income taxes	RIAD4320	0	11.
12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	-12,753	12.
13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	0	13.
14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	-12,753	14.
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	0	M.1.
2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI, item 8)	RIAD8431	462	M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	0	M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	3,788	M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	RIAD4150	371	M.5.
6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))	RIAD4024	444	M.6.
7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the bank’s acquisition	RIAD9106	0	M.7.
8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c):			M.8.
a. Interest rate exposures	RIAD8757	NR	M.8.a.
b. Foreign exchange exposures	RIAD8758	NR	M.8.b.
c. Equity security and index exposures	RIAD8759	NR	M.8.c.
d. Commodity and other exposures	RIAD8760	NR	M.8.d.
e. Credit exposures	RIADF186	NR	M.8.e.
f. Impact on trading revenue of changes in the creditworthiness of the bank’s derivatives counterparties on the bank’s derivative assets (included in Memorandum items 8.a through 8.e above)	RIADK090	NR	M.8.f.
g. Impact on trading revenue of changes in the creditworthiness of the bank on the bank’s derivative liabilities (included in Memorandum items 8.a through 8.e above)	RIADK094	NR	M.8.g.
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			M.9.
a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	0	M.9.b.
10. Credit losses on derivatives (see instructions)	RIADA251	0	M.10.
11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.
12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a))	RIADF228	NR	M.12.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:			M.13.
a. Net gains (losses) on assets	RIADF551	NR	M.13.a.
1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	NR	M.13.a.1.
b. Net gains (losses) on liabilities	RIADF553	NR	M.13.b.
1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	NR	M.13.b.1.
14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities:			M.14.
a. Total other-than-temporary impairment losses	RIADJ319	0	M.14.a.
b. Portion of losses recognized in other comprehensive income (before income taxes)	RIADJ320	0	M.14.b.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	6

Dollar amounts in thousands
c. Net impairment losses recognized in earnings (included in Schedule RI, items 6.a and 6.b) (Memorandum item 14.a minus Memorandum item 14.b)	RIADJ321	0	M.14.c.

Schedule RI-A - Changes in Bank Equity Capital

Dollar amounts in thousands
1. Total bank equity capital most recently reported for the December 31, 2010, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	143,262	1.
2. Cumulative effect of changes in accounting principles and corrections of material accounting errors	RIADB507	0	2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	RIADB508	143,262	3.
4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	-12,753	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	0	5.
6. Treasury stock transactions, net	RIADB510	0	6.
7. Changes incident to business combinations, net	RIAD4356	0	7.
8. LESS: Cash dividends declared on preferred stock	RIAD4470	0	8.
9. LESS: Cash dividends declared on common stock	RIAD4460	0	9.
10. Other comprehensive income	RIADB511	1,938	10.
11. Other transactions with parent holding company (not included in items 5, 6, 8, or 9 above)	RIAD4415	2,000	11.
12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	134,447	12.

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.1.
2. Other construction loans and all land development and other land loans	RIADC893	1,869	RIADC894	0	1.a.2.
b. Secured by farmland	RIAD3584	0	RIAD3585	0	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	70	RIAD5412	0	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens	RIADC234	363	RIADC217	0	1.c.2.a.
b. Secured by junior liens	RIADC235	48	RIADC218	0	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RIAD3588	0	RIAD3589	0	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	72	RIADC896	0	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RIADC897	2,486	RIADC898	0	1.e.2.
2. Loans to depository institutions and acceptances of other banks	RIAD4481	0	RIAD4482	0	2.
3. Not applicable					3.
4. Commercial and industrial loans	RIAD4638	4,872	RIAD4608	178	4.
5. Loans to individuals for household, family, and other personal expenditures:					5.
a. Credit cards	RIADB514	0	RIADB515	0	5.a.
b. Automobile loans	RIADK129	7	RIADK133	27	5.b.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	7

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RIADK205	136	RIADK206	12	5.c.
6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.
7. All other loans	RIAD4644	0	RIAD4628	0	7.
8. Lease financing receivables	RIAD4266	0	RIAD4267	0	8.
9. Total (sum of items 1 through 8)	RIAD4635	9,923	RIAD4605	217	9.
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.
2. Not available					M.2.
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.a.
b. Loans to and acceptances of foreign banks (included in Schedule RI-B, part I, item 2, above)	RIAD4654	0	RIAD4664	0	M.2.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 4, above)	RIAD4646	0	RIAD4618	0	M.2.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, part I, item 8, above)	RIADF185	0	RIADF187	0	M.2.d.
3. Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, part I, item 7, above)	RIAD4655	0	RIAD4665	0	M.3.

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Dollar amounts in thousands
4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIADC388	NR	M.4.

Schedule RI-B Part II - Changes in Allowance for Loan and Lease Losses

Dollar amounts in thousands
1. Balance most recently reported for the December 31, 2010, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	21,288	1.
2. Recoveries (must equal part I, item 9, column B, above)	RIAD4605	217	2.
3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, part II, item 4)	RIADC079	9,923	3.
4. LESS: Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	0	4.
5. Provision for loan and lease losses (must equal Schedule RI, item 4)	RIAD4230	38,000	5.
6. Adjustments (see instructions for this schedule)	RIADC233	0	6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	RIAD3123	49,582	7.
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges.	RIADC389	NR	M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	NR	M.3.
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, part II, item 7, above)	RIADC781	0	M.4.

Schedule RI-E - Explanations

Dollar amounts in thousands
1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.l:	1.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	8

Dollar amounts in thousands
a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.
b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	113	1.b.
c. Income and fees from automated teller machines (ATMs)	RIADC016	357	1.c.
d. Rent and other income from other real estate owned	RIAD4042	0	1.d.
e. Safe deposit box rent	RIADC015	0	1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option	RIADF229	0	1.f.
g. Bank card and credit card interchange fees	RIADF555	581	1.g.
h. Gains on bargain purchases	RIADJ447	0	1.h.
i. Disclose component and the dollar amount of that component:			1.i.
1. Describe component	TEXT4461	Other Fee Income	1.i.1.
2. Amount of component	RIAD4461	126	1.i.2.
j. Disclose component and the dollar amount of that component:			1.j.
1. Describe component	TEXT4462	Click here for value	1.j.1.
2. Amount of component	RIAD4462	118	1.j.2.
k. Disclose component and the dollar amount of that component:			1.k.
1. Describe component	TEXT4463		1.k.1.
2. Amount of component	RIAD4463	0	1.k.2.
2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:			2.
a. Data processing expenses	RIADC017	0	2.a.
b. Advertising and marketing expenses	RIAD0497	395	2.b.
c. Directors’ fees	RIAD4136	292	2.c.
d. Printing, stationery, and supplies	RIADC018	0	2.d.
e. Postage	RIAD8403	0	2.e.
f. Legal fees and expenses	RIAD4141	453	2.f.
g. FDIC deposit insurance assessments	RIAD4146	CONF	2.g.
h. Accounting and auditing expenses	RIADF556	259	2.h.
i. Consulting and advisory expenses	RIADF557	0	2.i.
j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.
k. Telecommunications expenses	RIADF559	356	2.k.
l. Disclose component and the dollar amount of that component:			2.l.
1. Describe component	TEXT4464	Click here for value	2.l.1.
2. Amount of component	RIAD4464	2,310	2.l.2.
m. Disclose component and the dollar amount of that component:			2.m.
1. Describe component	TEXT4467	Click here for value	2.m.1.
2. Amount of component	RIAD4467	419	2.m.2.
n. Disclose component and the dollar amount of that component:			2.n.
1. Describe component	TEXT4468		2.n.1.
2. Amount of component	RIAD4468	0	2.n.2.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11):			3.
a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.
1. Describe component	TEXT4469		3.a.1.
2. Amount of component	RIAD4469	0	3.a.2.
3. Applicable income tax effect	RIAD4486	0	3.a.3.
b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	9

Dollar amounts in thousands
1. Describe component	TEXT4487		3.b.1.
2. Amount of component	RIAD4487	0	3.b.2.
3. Applicable income tax effect	RIAD4488	0	3.b.3.
c. Disclose component, the gross dollar amount of that component, and its related income tax:			3.c.
1. Describe component	TEXT4489		3.c.1.
2. Amount of component	RIAD4489	0	3.c.2.
3. Applicable income tax effect	RIAD4491	0	3.c.3.
4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):			4.
a. Disclose component and the dollar amount of that component:			4.a.
1. Describe component	TEXTB526		4.a.1.
2. Amount of component	RIADB526	0	4.a.2.
b. Disclose component and the dollar amount of that component:			4.b.
1. Describe component	TEXTB527		4.b.1.
2. Amount of component	RIADB527	0	4.b.2.
5. Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):			5.
a. Disclose component and the dollar amount of that component:			5.a.
1. Describe component	TEXT4498	Click here for value	5.a.1.
2. Amount of component	RIAD4498	2,000	5.a.2.
b. Disclose component and the dollar amount of that component:			5.b.
1. Describe component	TEXT4499		5.b.1.
2. Amount of component	RIAD4499	0	5.b.2.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):			6.
a. Disclose component and the dollar amount of that component:			6.a.
1. Describe component	TEXT4521		6.a.1.
2. Amount of component	RIAD4521	0	6.a.2.
b. Disclose component and the dollar amount of that component:			6.b.
1. Describe component	TEXT4522		6.b.1.
2. Amount of component	RIAD4522	0	6.b.2.
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):			7.
a. Comments?	RIAD4769	No	7.a.
b. Other explanations	TEXT4769		7.b.

(TEXT4462) Other Income Electronic Banking Fees

(TEXT4464) Professional Services

(TEXT4467) Fees & Subscriptions

(TEXT4498) Downstream from Holding Company

Schedule RC - Balance Sheet

Dollar amounts in thousands
1. Cash and balances due from depository institutions (from Schedule RC-A):			1.
a. Noninterest-bearing balances and currency and coin	RCON0081	38,447	1.a.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	10

Dollar amounts in thousands
b. Interest-bearing balances	RCON0071	126,759	1.b.
2. Securities:			2.
a. Held-to-maturity securities (from Schedule RC-B, column A)	RCON1754	9,603	2.a.
b. Available-for-sale securities (from Schedule RC-B, column D)	RCON1773	321,970	2.b.
3. Federal funds sold and securities purchased under agreements to resell:			3.
a. Federal funds sold	RCONB987	0	3.a.
b. Securities purchased under agreements to resell	RCONB989	0	3.b.
4. Loans and lease financing receivables (from Schedule RC-C):			4.
a. Loans and leases held for sale	RCON5369	0	4.a.
b. Loans and leases, net of unearned income	RCONB528	1,059,256	4.b.
c. LESS: Allowance for loan and lease losses	RCON3123	49,582	4.c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)	RCONB529	1,009,674	4.d.
5. Trading assets (from Schedule RC-D)	RCON3545	0	5.
6. Premises and fixed assets (including capitalized leases)	RCON2145	24,982	6.
7. Other real estate owned (from Schedule RC-M)	RCON2150	1,695	7.
8. Investments in unconsolidated subsidiaries and associated companies	RCON2130	0	8.
9. Direct and indirect investments in real estate ventures	RCON3656	0	9.
10. Intangible assets:			10.
a. Goodwill	RCON3163	814	10.a.
b. Other intangible assets (from Schedule RC-M)	RCON0426	1,658	10.b.
11. Other assets (from Schedule RC-F)	RCON2160	40,392	11.
12. Total assets (sum of items 1 through 11)	RCON2170	1,575,994	12.
13. Deposits:			13.
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)	RCON2200	1,415,748	13.a.
1. Noninterest-bearing	RCON6631	524,908	13.a.1.
2. Interest-bearing	RCON6636	890,840	13.a.2.
b. Not applicable			13.b.
14. Federal funds purchased and securities sold under agreements to repurchase:			14.
a. Federal funds purchased	RCONB993	0	14.a.
b. Securities sold under agreements to repurchase	RCONB995	0	14.b.
15. Trading liabilities (from Schedule RC-D)	RCON3548	0	15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCON3190	0	16.
17. Not applicable			17.
18. Not applicable			18.
19. Subordinated notes and debentures	RCON3200	0	19.
20. Other liabilities (from Schedule RC-G)	RCON2930	25,799	20.
21. Total liabilities (sum of items 13 through 20)	RCON2948	1,441,547	21.
22. Not applicable			22.
23. Perpetual preferred stock and related surplus	RCON3838	0	23.
24. Common stock	RCON3230	2,333	24.
25. Surplus (exclude all surplus related to preferred stock)	RCON3839	21,391	25.
26. Not available			26.
a. Retained earnings	RCON3632	111,015	26.a.
b. Accumulated other comprehensive income	RCONB530	-292	26.b.
c. Other equity capital components	RCONA130	0	26.c.
27. Not available			27.
a. Total bank equity capital (sum of items 23 through 26.c)	RCON3210	134,447	27.a.
b. Noncontrollng (minority) interests in consolidated subsidiaries	RCON3000	0	27.b.
28. Total equity capital (sum of items 27.a and 27.b)	RCONG105	134,447	28.
29. Total liabilities and equity capital (sum of items 21 and 28)	RCON3300	1,575,994	29.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	11

Dollar amounts in thousands

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2010

	RCON6724	NR	M.1.
2. Bank’s fiscal year-end date	RCON8678	NR	M.2.

Schedule RC-A - Cash and Balances Due From Depository Institutions

Dollar amounts in thousands
1. Cash items in process of collection, unposted debits, and currency and coin:			1.
a. Cash items in process of collection and unposted debits	RCON0020	21,276	1.a.
b. Currency and coin	RCON0080	13,829	1.b.
2. Balances due from depository institutions in the U.S:			2.
a. U.S. branches and agencies of foreign banks	RCON0083	0	2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S	RCON0085	4,242	2.b.
3. Balances due from banks in foreign countries and foreign central banks:			3.
a. Foreign branches of other U.S. banks	RCON0073	0	3.a.
b. Other banks in foreign countries and foreign central banks	RCON0074	0	3.b.
4. Balances due from Federal Reserve Banks	RCON0090	125,859	4.
5. Total	RCON0010	165,206	5.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	12

Schedule RC-B - Securities

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value
	RCON0211	RCON0213	RCON1286	RCON1287
1. U.S. Treasury securities	0	0	2,002	2,003	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities):					2.
	RCON1289	RCON1290	RCON1291	RCON1293
a. Issued by U.S. Government agencies	0	0	0	0	2.a.
	RCON1294	RCON1295	RCON1297	RCON1298
b. Issued by U.S. Government-sponsored agencies	0	0	7,022	7,061	2.b.
	RCON8496	RCON8497	RCON8498	RCON8499
3. Securities issued by states and political subdivisions in the U.S	9,603	10,399	157,344	167,696	3.
4. Mortgage-backed securities (MBS):					4.
a. Residential mortgage pass-through securities:					4.a.
	RCONG300	RCONG301	RCONG302	RCONG303
1. Guaranteed by GNMA	0	0	0	0	4.a.1.
	RCONG304	RCONG305	RCONG306	RCONG307
2. Issued by FNMA and FHLMC	0	0	406	465	4.a.2.
	RCONG308	RCONG309	RCONG310	RCONG311
3. Other pass-through securities	0	0	0	0	4.a.3.
b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					4.b.
	RCONG312	RCONG313	RCONG314	RCONG315
1. Issued or guaranteed by FNMA, FHLMC, or GNMA	0	0	125,963	132,787	4.b.1.
2. Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG316	RCONG317	RCONG318	RCONG319
	0	0	0	0	4.b.2.
	RCONG320	RCONG321	RCONG322	RCONG323
3. All other residential MBS	0	0	13,490	11,879	4.b.3.
c. Commercial MBS:					4.c.
1. Commercial mortgage pass-through securities:					4.c.1.
a. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONK142	RCONK143	RCONK144	RCONK145
	0	0	0	0	4.c.1.a.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	13

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value
	RCONK146	RCONK147	RCONK148	RCONK149
b. Other pass-through securities	0	0	0	0	4.c.1.b.
2. Other commercial MBS:					4.c.2.
a. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONK150	RCONK151	RCONK152	RCONK153
	0	0	0	0	4.c.2.a.
	RCONK154	RCONK155	RCONK156	RCONK157
b. All other commercial MBS	0	0	0	0	4.c.2.b.
5. Asset-backed securities and structured financial products:					5.
	RCONC026	RCONC988	RCONC989	RCONC027
a. Asset-backed securities (ABS)	0	0	0	0	5.a.
b. Structured financial products:					5.b.
	RCONG336	RCONG337	RCONG338	RCONG339
1. Cash	0	0	0	0	5.b.1.
	RCONG340	RCONG341	RCONG342	RCONG343
2. Synthetic	0	0	0	0	5.b.2.
	RCONG344	RCONG345	RCONG346	RCONG347
3. Hybrid	0	0	0	0	5.b.3.
6. Other debt securities:					6.
	RCON1737	RCON1738	RCON1739	RCON1741
a. Other domestic debt securities	0	0	0	0	6.a.
	RCON1742	RCON1743	RCON1744	RCON1746
b. Foreign debt securities	0	0	0	0	6.b.
7. Investments in mutual funds and other equity securities with readily determinable fair values			RCONA510	RCONA511
			79	79	7.
8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b)	RCON1754	RCON1771	RCON1772	RCON1773
	9,603	10,399	306,306	321,970	8.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	14

Schedule RC-B - Securities

Dollar amounts in thousands
1. Pledged securities	RCON0416	286,622	M.1.
2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):			M.2.

a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:

			M.2.a.
1. Three months or less	RCONA549	9,243	M.2.a.1.
2. Over three months through 12 months	RCONA550	2,478	M.2.a.2.
3. Over one year through three years	RCONA551	10,541	M.2.a.3.
4. Over three years through five years	RCONA552	36,817	M.2.a.4.
5. Over five years through 15 years	RCONA553	127,284	M.2.a.5.
6. Over 15 years	RCONA554	0	M.2.a.6.
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.b.
1. Three months or less	RCONA555	0	M.2.b.1.
2. Over three months through 12 months	RCONA556	0	M.2.b.2.
3. Over one year through three years	RCONA557	0	M.2.b.3.
4. Over three years through five years	RCONA558	0	M.2.b.4.
5. Over five years through 15 years	RCONA559	0	M.2.b.5.
6. Over 15 years	RCONA560	465	M.2.b.6.
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:			M.2.c.
1. Three years or less	RCONA561	104,285	M.2.c.1.
2. Over three years	RCONA562	40,381	M.2.c.2.
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCONA248	12,410	M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCON1778	0
			M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
			M.4.
a. Amortized cost	RCON8782	0	M.4.a.
b. Fair value	RCON8783	0	M.4.b.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	15

Schedule RC-B - Securities

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost	(Column B) Held-to-maturity Fair Value	(Column C) Available-for-sale Amortized Cost	(Column D) Available-for-sale Fair Value
5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):					M.5.
	RCONB838	RCONB839	RCONB840	RCONB841
a. Credit card receivables	0	0	0	0	M.5.a.
	RCONB842	RCONB843	RCONB844	RCONB845
b. Home equity lines	0	0	0	0	M.5.b.
	RCONB846	RCONB847	RCONB848	RCONB849
c. Automobile loans	0	0	0	0	M.5.c.
	RCONB850	RCONB851	RCONB852	RCONB853
d. Other consumer loans	0	0	0	0	M.5.d.
	RCONB854	RCONB855	RCONB856	RCONB857
e. Commercial and industrial loans	0	0	0	0	M.5.e.
	RCONB858	RCONB859	RCONB860	RCONB861
f. Other	0	0	0	0	M.5.f.
6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B, sum of items 5.b(1) through(3)):
					M.6.
a. Trust preferred securities issued by financial institutions	RCONG348	RCONG349	RCONG350	RCONG351
	0	0	0	0	M.6.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG352	RCONG353	RCONG354	RCONG355
	0	0	0	0	M.6.b.
	RCONG356	RCONG357	RCONG358	RCONG359
c. Corporate and similar loans	0	0	0	0	M.6.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG360	RCONG361	RCONG362	RCONG363
	0	0	0	0	M.6.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG364	RCONG365	RCONG366	RCONG367
	0	0	0	0	M.6.e.
f. Diversified (mixed) pools of structured financial products	RCONG368	RCONG369	RCONG370	RCONG371
	0	0	0	0	M.6.f.
	RCONG372	RCONG373	RCONG374	RCONG375
g. Other collateral or reference assets	0	0	0	0	M.6.g.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	16

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets		(Column B) To Be Completed by All Banks
1. Loans secured by real estate:					1.
a. Construction, land development, and other land loans:					1.a.
1. 1-4 family residential construction loans			RCONF158	1,292	1.a.1.
2. Other construction loans and all land development and other land loans			RCONF159	66,857	1.a.2.
b. Secured by farmland (including farm residential and other improvements)			RCON1420	1,809	1.b.
c. Secured by 1-4 family residential properties:					1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit			RCON1797	81,824	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.
a. Secured by first liens			RCON5367	148,405	1.c.2.a.
b. Secured by junior liens			RCON5368	26,983	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties			RCON1460	8,317	1.d.
e. Secured by nonfarm nonresidential properties:					1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties			RCONF160	287,427	1.e.1.
2. Loans secured by other nonfarm nonresidential properties			RCONF161	140,766	1.e.2.
2. Loans to depository institutions and acceptances of other banks			RCON1288	0	2.
a. To commercial banks in the U.S.:					2.a.
1. To U.S. branches and agencies of foreign banks	RCONB532	0			2.a.1.
2. To other commercial banks in the U.S	RCONB533	0			2.a.2.
b. To other depository institutions in the U.S	RCONB534	0			2.b.
c. To banks in foreign countries:					2.c.
1. To foreign branches of other U.S. banks	RCONB536	0			2.c.1.
2. To other banks in foreign countries	RCONB537	0			2.c.2.
3. Loans to finance agricultural production and other loans to farmers			RCON1590	14,774	3.
4. Commercial and industrial loans			RCON1766	222,848	4.
a. To U.S. addressees (domicile)	RCON1763	222,848			4.a.
b. To non-U.S. addressees (domicile)	RCON1764	0			4.b.
5. Not applicable					5.
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.
a. Credit cards			RCONB538	0	6.a.
b. Other revolving credit plans			RCONB539	1,891	6.b.
c. Automobile loans			RCONK137	6,685	6.c.
d. Other consumer loans (includes single payment, installment, and all student loans)			RCONK207	48,960	6.d.
7. Loans to foreign governments and official institutions (including foreign central banks)			RCON2081	0	7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S			RCON2107	24	8.
9. Loans to nondepository financial institutions and other loans:					9.
a. Loans to nondepository financial institutions			RCONJ454	0	9.a.
b. Other loans			RCONJ464	421	9.b.
1. Loans for purchasing or carrying securities (secured and unsecured)	RCON1545	0			9.b.1.
2. All other loans (exclude consumer loans)	RCONJ451	421			9.b.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	17

Dollar amounts in thousands	(Column A) To Be Completed by Banks with $300 Million or More in Total Assets		(Column B) To Be Completed by All Banks
10. Lease financing receivables (net of unearned income)			RCON2165	0	10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCONF162	0			10.a.
b. All other leases	RCONF163	0			10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above			RCON2123	27	11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)			RCON2122	1,059,256	12.

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands

1. Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC-C, part 1, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):

			M.1.
a. Construction, land development, and other land loans:			M.1.a.
1. 1-4 family residential construction loans	RCONK158	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK159	0	M.1.a.2.
b. Loans secured by 1-4 family residential properties	RCONF576	1,330	M.1.b.
c. Secured by multifamily (5 or more) residential properties	RCONK160	0	M.1.c.
d. Secured by nonfarm nonresidential properties:			M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK161	6,890	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK162	0	M.1.d.2.
e. Commercial and industrial loans: Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets. (Sum of Memorandum items 1.e.(1) and (2) must equal Memorandum item 1.e.)	RCONK256	0	M.1.e.
1. To U.S. addressees (domicile)	RCONK163	0	M.1.e.1.
2. To non-U.S. addressees (domicile)	RCONK164	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCONK165	183	M.1.f.
1. Loans secured by farmland	RCONK166	0	M.1.f.1.
2. Loans to depository institutions and acceptances of other banks	RCONK167	0	M.1.f.2.
3. Not applicable			M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:			M.1.f.4.
a. Credit cards	RCONK098	0	M.1.f.4.a.
b. Automobile loans	RCONK203	0	M.1.f.4.b.
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK204	0	M.1.f.4.c.
5. Loans to foreign governments and official institutions	RCONK212	0	M.1.f.5.
6. Other loans	RCONK267	0	M.1.f.6.
a. Loans to finance agricultural production and other loans to farmers included in Schedule RC-C, part I, Memorandum item 1.f.(6), above	RCONK168	0	M.1.f.6.a.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.

a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:

			M.2.a.
1. Three months or less	RCONA564	64,238	M.2.a.1.
2. Over three months through 12 months	RCONA565	15,614	M.2.a.2.
3. Over one year through three years	RCONA566	12,486	M.2.a.3.
4. Over three years through five years	RCONA567	2,306	M.2.a.4.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	18

Dollar amounts in thousands
5. Over five years through 15 years	RCONA568	31,531	M.2.a.5.
6. Over 15 years	RCONA569	17,083	M.2.a.6.

b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:

			M.2.b.
1. Three months or less	RCONA570	374,999	M.2.b.1.
2. Over three months through 12 months	RCONA571	44,338	M.2.b.2.
3. Over one year through three years	RCONA572	171,657	M.2.b.3.
4. Over three years through five years	RCONA573	192,644	M.2.b.4.
5. Over five years through 15 years	RCONA574	70,549	M.2.b.5.
6. Over 15 years	RCONA575	3,237	M.2.b.6.
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCONA247	223,469	M.2.c.
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column B	RCON2746	0	M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	35,093	M.4.
5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B)	RCONB837	0	M.5.
6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a	RCONC391	NR	M.6.
7. Purchased impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):			M.7.
a. Outstanding balance	RCONC779	0	M.7.a.
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	RCONC780	0	M.7.b.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties:			M.8.
a. Total carrying amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	0	M.8.a.
b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	RCONF231	NR	M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	RCONF232	NR	M.8.c.
9. Loans secured by 1-4 family residential properties in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	2,327	M.9.
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):			M.10.
a. Loans secured by real estate:			M.10.a.
1. Construction, land development, and other land loans	RCONF578	NR	M.10.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF579	NR	M.10.a.2.
3. Secured by 1-4 family residential properties:			M.10.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF580	NR	M.10.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.10.a.3.b.
1. Secured by first liens	RCONF581	NR	M.10.a.3.b.1.
2. Secured by junior liens	RCONF582	NR	M.10.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF583	NR	M.10.a.4.
5. Secured by nonfarm nonresidential properties	RCONF584	NR	M.10.a.5.
b. Commercial and industrial loans	RCONF585	NR	M.10.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.10.c.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	19

Dollar amounts in thousands
1. Credit cards	RCONF586	NR	M.10.c.1.
2. Other revolving credit plans	RCONF587	NR	M.10.c.2.
3. Automobile loans	RCONK196	NR	M.10.c.3.
4. Other consumer loans (includes single payment, installment, and all student loans)	RCONK208	NR	M.10.c.4.
d. Other loans	RCONF589	NR	M.10.d.
11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):			M.11.
a. Loans secured by real estate:			M.11.a.
1. Construction, and land development, and other land loans	RCONF590	NR	M.11.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF591	NR	M.11.a.2.
3. Secured by 1-4 family residential properties:			M.11.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF592	NR	M.11.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.11.a.3.b.
1. Secured by first liens	RCONF593	NR	M.11.a.3.b.1.
2. Secured by junior liens	RCONF594	NR	M.11.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF595	NR	M.11.a.4.
5. Secured by nonfarm nonresidential properties	RCONF596	NR	M.11.a.5.
b. Commercial and industrial loans	RCONF597	NR	M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.11.c.
1. Credit cards	RCONF598	NR	M.11.c.1.
2. Other revolving credit plans	RCONF599	NR	M.11.c.2.
3. Automobile loans	RCONK195	NR	M.11.c.3.
4. Other consumer loans (includes single payment, installment, and all student loans)	RCONK209	NR	M.11.c.4.
d. Other loans	RCONF601	NR	M.11.d.

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands	(Column A) Fair value of acquired loans and leases at acquisition date	(Column B) Gross contractual amounts receivable at acquisition date	(Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected

12. Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:

				M.12.
	RCONG091	RCONG092	RCONG093
a. Loans secured by real estate	0	0	0	M.12.a.
	RCONG094	RCONG095	RCONG096
b. Commercial and industrial loans	0	0	0	M.12.b.
c. Loans to individuals for household, family, and other personal expenditures	RCONG097	RCONG098	RCONG099	M.12.c.
	0	0	0
	RCONG100	RCONG101	RCONG102
d. All other loans and all leases	0	0	0	M.12.d.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	20

Schedule RC-C Part I - Loans and Leases

Dollar amounts in thousands
13. Construction, land development, and other land loans in domestic offices with interest reserves:			M.13.
a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)	RCONG376	NR	M.13.a.

b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(a)(2))

	RIADG377	NR	M.13.b.
14. Pledged loans and leases	RCONG378	258,576	M.14.
15. Reverse mortgages:			M.15.
a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):			M.15.a.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ466	NR	M.15.a.1.
2. Proprietary reverse mortgages	RCONJ467	NR	M.15.a.2.

b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:

M.15.b.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ468	NR	M.15.b.1.
2. Proprietary reverse mortgages	RCONJ469	NR	M.15.b.2.
c. Principal amount of reverse mortgage originations that have been sold during the year:			M.15.c.
1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ470	NR	M.15.c.1.
2. Proprietary reverse mortgages	RCONJ471	NR	M.15.c.2.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4, have original amounts of $100,000 or less	RCON6999	No	1.
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			2.
a. “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2)	RCON5562	NR	2.a.
b. “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4	RCON5563	NR	2.b.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding
3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2):					3.
a. With original amounts of $100,000 or less	RCON5564	14	RCON5565	519	3.a.
b. With original amounts of more than $100,000 through $250,000	RCON5566	66	RCON5567	7,026	3.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5568	312	RCON5569	124,873	3.c.
4. Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4:					4.
a. With original amounts of $100,000 or less	RCON5570	1605	RCON5571	34,692	4.a.
b. With original amounts of more than $100,000 through $250,000	RCON5572	378	RCON5573	36,781	4.b.
c. With original amounts of more than $250,000 through $1,000,000	RCON5574	226	RCON5575	58,483	4.c.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	21

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less	RCON6860	No	5.
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:			6.
a. “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b	RCON5576	NR	6.a.
b. “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3	RCON5577	NR	6.b.

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Dollar amounts in thousands	(Column A) Number of Loans		(Column B) Amount Currently Outstanding
7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b:					7.
a. With original amounts of $100,000 or less	RCON5578	1	RCON5579	24	7.a.
b. With original amounts of more than $100,000 through $250,000	RCON5580	1	RCON5581	48	7.b.
c. With original amounts of more than $250,000 through $500,000	RCON5582	1	RCON5583	222	7.c.
8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3:					8.
a. With original amounts of $100,000 or less	RCON5584	56	RCON5585	1,105	8.a.
b. With original amounts of more than $100,000 through $250,000	RCON5586	11	RCON5587	1,234	8.b.
c. With original amounts of more than $250,000 through $500,000	RCON5588	10	RCON5589	1,830	8.c.

Schedule RC-D - Trading Assets and Liabilities

Dollar amounts in thousands
1. U.S. Treasury securities	RCON3531	NR	1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON3532	NR	2.
3. Securities issued by states and political subdivisions in the U.S	RCON3533	NR	3.
4. Mortgage-backed securities (MBS):			4.
a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG379	NR	4.a.
b. Other residential MBS issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)	RCONG380	NR	4.b.
c. All other residential MBS	RCONG381	NR	4.c.
d. Commercial MBS issued or guaranteed by FNMA, FHLMC, or GNMA	RCONK197	NR	4.d.
e. All other commercial MBS	RCONK198	NR	4.e.
5. Other debt securities:			5.
a. Structured financial products:			5.a.
1. Cash	RCONG383	NR	5.a.1.
2. Synthetic	RCONG384	NR	5.a.2.
3. Hybrid	RCONG385	NR	5.a.3.
b. All other debt securities	RCONG386	NR	5.b.
6. Loans:			6.
a. Loans secured by real estate:			6.a.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	22

Dollar amounts in thousands
1. Construction, land development, and other land loans	RCONF604	NR	6.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF605	NR	6.a.2.
3. Secured by 1-4 family residential properties:			6.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF606	NR	6.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			6.a.3.b.
1. Secured by first liens	RCONF607	NR	6.a.3.b.1.
2. Secured by junior liens	RCONF611	NR	6.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF612	NR	6.a.4.
5. Secured by nonfarm nonresidential properties	RCONF613	NR	6.a.5.
b. Commercial and industrial loans	RCONF614	NR	6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			6.c.
1. Credit cards	RCONF615	NR	6.c.1.
2. Other revolving credit plans	RCONF616	NR	6.c.2.
3. Automobile loans	RCONK199	NR	6.c.3.
4. Other consumer loans (includes single payment, installment, and all student loans)	RCONK210	NR	6.c.4.
d. Other loans	RCONF618	NR	6.d.
7. Not applicable			7.
8. Not applicable			8.
9. Other trading assets	RCON3541	NR	9.
10. Not applicable			10.
11. Derivatives with a positive fair value	RCON3543	0	11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	RCON3545	0	12.
13. Not available			13.
a. Liability for short positions	RCON3546	NR	13.a.
b. Other trading liabilities	RCONF624	NR	13.b.
14. Derivatives with a negative fair value	RCON3547	0	14.
15. Total trading liabilities (sum of items 13.a through 14) (must equal Schedule RC, item 15)	RCON3548	0	15.
1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a.(1) through 6.d):			M.1.
a. Loans secured by real estate:			M.1.a.
1. Construction, land development, and other land loans	RCONF625	NR	M.1.a.1.
2. Secured by farmland (including farm residential and other improvements)	RCONF626	NR	M.1.a.2.
3. Secured by 1-4 family residential properties:			M.1.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONF627	NR	M.1.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:			M.1.a.3.b.
1. Secured by first liens	RCONF628	NR	M.1.a.3.b.1.
2. Secured by junior liens	RCONF629	NR	M.1.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONF630	NR	M.1.a.4.
5. Secured by nonfarm nonresidential properties	RCONF631	NR	M.1.a.5.
b. Commercial and industrial loans	RCONF632	NR	M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):			M.1.c.
1. Credit cards	RCONF633	NR	M.1.c.1.
2. Other revolving credit plans	RCONF634	NR	M.1.c.2.
3. Automobile loans	RCONK200	NR	M.1.c.3.
4. Other consumer loans (includes single payment, installment, and all student loans)	RCONK211	NR	M.1.c.4.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	23

Dollar amounts in thousands
d. Other loans	RCONF636	NR	M.1.d.
2. Loans measured at fair value that are past due 90 days or more:			M.2.
a. Fair value	RCONF639	NR	M.2.a.
b. Unpaid principal balance	RCONF640	NR	M.2.b.
3. Structured financial products by underlying collateral or reference assets (sum of Memorandum items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):			M.3.
a. Trust preferred securities issued by financial institutions	RCONG299	NR	M.3.a.
b. Trust preferred securities issued by real estate investment trusts	RCONG332	NR	M.3.b.
c. Corporate and similar loans	RCONG333	NR	M.3.c.
d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCONG334	NR	M.3.d.
e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCONG335	NR	M.3.e.
f. Diversified (mixed) pools of structured financial products	RCONG651	NR	M.3.f.
g. Other collateral or reference assets	RCONG652	NR	M.3.g.
4. Pledged trading assets:			M.4.
a. Pledged securities	RCONG387	NR	M.4.a.
b. Pledged loans	RCONG388	NR	M.4.b.
5. Asset-backed securities:			M.5.
a. Credit card receivables	RCONF643	NR	M.5.a.
b. Home equity lines	RCONF644	NR	M.5.b.
c. Automobile loans	RCONF645	NR	M.5.c.
d. Other consumer loans	RCONF646	NR	M.5.d.
e. Commercial and industrial loans	RCONF647	NR	M.5.e.
f. Other	RCONF648	NR	M.5.f.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	RCONF651	NR	M.6.
7. Equity securities (included in Schedule RC-D, item 9, above):			M.7.
a. Readily determinable fair values	RCONF652	NR	M.7.a.
b. Other	RCONF653	NR	M.7.b.
8. Loans pending securitization	RCONF654	NR	M.8.
9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item):			M.9.
a. Disclose component and the dollar amount of that component:			M.9.a.
1. Describe component	TEXTF655		M.9.a.1.
2. Amount of component	RCONF655	NR	M.9.a.2.
b. Disclose component and the dollar amount of that component:			M.9.b.
1. Describe component	TEXTF656		M.9.b.1.
2. Amount of component	RCONF656	NR	M.9.b.2.
c. Disclose component and the dollar amount of that component:			M.9.c.
1. Describe component	TEXTF657		M.9.c.1.
2. Amount of component	RCONF657	NR	M.9.c.2.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):			M.10.
a. Disclose component and the dollar amount of that component:			M.10.a.
1. Describe component	TEXTF658		M.10.a.1.
2. Amount of component	RCONF658	NR	M.10.a.2.
b. Disclose component and the dollar amount of that component:			M.10.b.
1. Describe component	TEXTF659		M.10.b.1.
2. Amount of component	RCONF659	NR	M.10.b.2.
c. Disclose component and the dollar amount of that component:			M.10.c.
1. Describe component	TEXTF660		M.10.c.1.
2. Amount of component	RCONF660	NR	M.10.c.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	24

Schedule RC-E - Deposit Liabilities

Dollar amounts in thousands	(Column A) Transaction Accounts Total transaction accounts (including total demand deposits)	(Column B) Transaction Accounts Memo: Total demand deposits (included in column A)	(Column C) Nontransaction Accounts Total accounts (including MMDAs)

Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549		RCONB550
	196,530		1,003,867	1.
	RCON2202		RCON2520
2. U.S. Government	3		0	2.
	RCON2203		RCON2530
3. States and political subdivisions in the U.S	11,009		204,339	3.
	RCONB551		RCONB552
4. Commercial banks and other depository institutions in the U.S	0		0	4.
	RCON2213		RCON2236
5. Banks in foreign countries	0		0	5.
6. Foreign governments and official institutions (including foreign central banks)	RCON2216		RCON2377
	0		0	6.
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON2215	RCON2210	RCON2385
	207,542	150,495	1,208,206	7.

Schedule RC-E - Deposit Liabilities

Dollar amounts in thousands
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):			M.1.
a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	19,513	M.1.a.
b. Total brokered deposits	RCON2365	12,410	M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b above):			M.1.c.
1. Brokered deposits of less than $100,000	RCON2343	1,006	M.1.c.1.
2. Brokered deposits of $100,000 through $250,000 and certain brokered retirement deposit accounts	RCONJ472	11,404	M.1.c.2.
d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	RCONA243	347	M.1.d.1.
2. Brokered deposits of $100,000 through $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(2) above)	RCONK219	7,533	M.1.d.2.
3. Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONK220	0	M.1.d.3.

e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)

	RCON5590	NR	M.1.e.
f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	RCONK223	0	M.1.f.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):			M.2.
a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	232,062	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	681,750	M.2.a.2.
b. Total time deposits of less than $100,000	RCON6648	91,612	M.2.b.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	25

Dollar amounts in thousands
c. Total time deposits of $100,000 through $250,000	RCONJ473	76,188	M.2.c.
d. Total time deposits of more than $250,000	RCONJ474	126,594	M.2.d.
e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above	RCONF233	3,297	M.2.e.
3. Maturity and repricing data for time deposits of less than $100,000:			M.3.
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONA579	31,216	M.3.a.1.
2. Over three months through 12 months	RCONA580	35,125	M.3.a.2.
3. Over one year through three years	RCONA581	17,738	M.3.a.3.
4. Over three years	RCONA582	7,533	M.3.a.4.
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)	RCONA241	66,341	M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:			M.4.
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONA584	143,485	M.4.a.1.
2. Over three months through 12 months	RCONA585	32,606	M.4.a.2.
3. Over one year through three years	RCONA586	14,100	M.4.a.3.
4. Over three years	RCONA587	12,591	M.4.a.4.
b. Time deposits of $100,000 through $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONK221	61,435	M.4.b.
c. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)	RCONK222	114,656	M.4.c.

Schedule RC-F - Other Assets

Dollar amounts in thousands
1. Accrued interest receivable	RCONB556	6,697	1.
2. Net deferred tax assets	RCON2148	21,039	2.
3. Interest-only strips receivable (not in the form of a security) on:			3.
a. Mortgage loans	RCONA519	0	3.a.
b. Other financial assets	RCONA520	0	3.b.
4. Equity securities that DO NOT have readily determinable fair values	RCON1752	2,455	4.
5. Life insurance assets:			5.
a. General account life insurance assets	RCONK201	0	5.a.
b. Separate account life insurance assets	RCONK202	0	5.b.
c. Hybrid account life insurance assets	RCONK270	0	5.c.
6. All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)	RCON2168	10,201	6.
a. Prepaid expenses	RCON2166	0	6.a.
b. Repossessed personal property (including vehicles)	RCON1578	0	6.b.
c. Derivatives with a positive fair value held for purposes other than trading	RCONC010	0	6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	RCONC436	0	6.d.
e. FDIC loss-sharing indemnification assets	RCONJ448	0	6.e.
f. Prepaid deposit insurance assessments	RCONJ449	CONF	6.f.
g. Disclose component and the dollar amount of that component:			6.g.
1. Describe component	TEXT3549		6.g.1.
2. Amount of component	RCON3549	0	6.g.2.
h. Disclose component and the dollar amount of that component:			6.h.
1. Describe component	TEXT3550		6.h.1.
2. Amount of component	RCON3550	0	6.h.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	26

Dollar amounts in thousands
i. Disclose component and the dollar amount of that component:			6.i.
1. Describe component	TEXT3551		6.i.1.
2. Amount of component	RCON3551	0	6.i.2.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)	RCON2160	40,392	7.

Schedule RC-G - Other Liabilities

Dollar amounts in thousands
1. Not available			1.
a. Interest accrued and unpaid on deposits	RCON3645	410	1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCON3646	3,038	1.b.
2. Net deferred tax liabilities	RCON3049	0	2.
3. Allowance for credit losses on off-balance sheet credit exposures	RCONB557	368	3.
4. All other liabilities	RCON2938	21,983	4.
a. Accounts payable	RCON3066	0	4.a.
b. Deferred compensation liabilities	RCONC011	0	4.b.
c. Dividends declared but not yet payable	RCON2932	0	4.c.
d. Derivatives with a negative fair value held for purposes other than trading	RCONC012	0	4.d.
e. Disclose component and the dollar amount of that component:			4.e.
1. Describe component	TEXT3552	Unfunded Pension Obligation	4.e.1.
2. Amount of component	RCON3552	11,322	4.e.2.
f. Disclose component and the dollar amount of that component:			4.f.
1. Describe component	TEXT3553		4.f.1.
2. Amount of component	RCON3553	0	4.f.2.
g. Disclose component and the dollar amount of that component:			4.g.
1. Describe component	TEXT3554		4.g.1.
2. Amount of component	RCON3554	0	4.g.2.
5. Total	RCON2930	25,799	5.

Schedule RC-K - Quarterly Averages

Dollar amounts in thousands
1. Interest-bearing balances due from depository institutions	RCON3381	74,025	1.
2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)	RCONB558	32,601	2.
3. Mortgage-backed securities	RCONB559	150,232	3.
4. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RCONB560	218,508	4.
5. Federal funds sold and securities purchased under agreements to resell	RCON3365	0	5.
6. Loans:			6.
a. Total loans	RCON3360	1,080,789	6.a.
b. Loans secured by real estate:			6.b.
1. Loans secured by 1-4 family residential properties	RCON3465	257,114	6.b.1.
2. All other loans secured by real estate	RCON3466	546,856	6.b.2.
c. Commercial and industrial loans	RCON3387	232,738	6.c.
d. Loans to individuals for household, family, and other personal expenditures:			6.d.
1. Credit cards	RCONB561	0	6.d.1.
2. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONB562	30,164	6.d.2.
7. Trading assets	RCON3401	0	7.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	27

Dollar amounts in thousands
8. Lease financing receivables (net of unearned income)	RCON3484	0	8.
9. Total assets	RCON3368	1,630,068	9.
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)	RCON3485	33,004	10.
11. Nontransaction accounts:			11.
a. Savings deposits (includes MMDAs)	RCONB563	994,147	11.a.
b. Time deposits of $100,000 or more	RCONA514	201,900	11.b.
c. Time deposits of less than $100,000	RCONA529	93,255	11.c.
12. Federal funds purchased and securities sold under agreements to repurchase	RCON3353	0	12.
13. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCON3355	38,222	13.
1. Loans to finance agricultural production and other loans to farmers	RCON3386	18,385	M.1.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
1. Unused commitments:			1.
a. Revolving, open-end lines secured by 1-4 family residential properties, i.e., home equity lines	RCON3814	58,907	1.a.
1. Unused commitments for Home Equity Conversion Mortgage (HECM) reverse mortgages outstanding that are held for investment (included in item 1.a above)	RCONJ477	NR	1.a.1.
2. Unused commitments for proprietary reverse mortgages outstanding that are held for investment (included in item 1.a above)	RCONJ478	NR	1.a.2.
b. Credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)	RCON3815	0	1.b.
1. Unused consumer credit card lines	RCONJ455	0	1.b.1.
2. Other unused credit card lines	RCONJ456	0	1.b.2.
c. Commitments to fund commercial real estate, construction, and land development loans:			1.c.
1. Secured by real estate:			1.c.1.
a. 1-4 family residential construction loan commitments	RCONF164	0	1.c.1.a.
b. Commercial real estate, other construction loan, and land development loan commitments	RCONF165	24,309	1.c.1.b.
2. Not secured by real estate	RCON6550	0	1.c.2.
d. Securities underwriting	RCON3817	0	1.d.
e. Other unused commitments:			1.e.
1. Commercial and industrial loans	RCONJ457	40,397	1.e.1.
2. Loans to financial institutions	RCONJ458	0	1.e.2.
3. All other unused commitments	RCONJ459	13,110	1.e.3.
2. Financial standby letters of credit	RCON3819	11,973	2.
a. Amount of financial standby letters of credit conveyed to others	RCON3820	239	2.a.
3. Performance standby letters of credit	RCON3821	9,255	3.
a. Amount of performance standby letters of credit conveyed to others	RCON3822	109	3.a.
4. Commercial and similar letters of credit	RCON3411	0	4.
5. Not applicable			5.
6. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)	RCON3433	0	6.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Sold Protection	(Column B) Purchased Protection
7. Credit derivatives:			7.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	28

Dollar amounts in thousands	(Column A) Sold Protection		(Column B) Purchased Protection
a. Notional amounts:					7.a.
1. Credit default swaps	RCONC968	0	RCONC969	0	7.a.1.
2. Total return swaps	RCONC970	0	RCONC971	0	7.a.2.
3. Credit options	RCONC972	0	RCONC973	0	7.a.3.
4. Other credit derivatives	RCONC974	0	RCONC975	0	7.a.4.
b. Gross fair values:					7.b.
1. Gross positive fair value	RCONC219	0	RCONC221	0	7.b.1.
2. Gross negative fair value	RCONC220	0	RCONC222	0	7.b.2.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
c. Notational amounts by regulatory capital treatment:			7.c.
1. Positions covered under the Market Risk Rule:			7.c.1.
a. Sold protection	RCONG401	0	7.c.1.a.
b. Purchased protection	RCONG402	0	7.c.1.b.
2. All other positions:			7.c.2.
a. Sold protection	RCONG403	0	7.c.2.a.
b. Purchased protection that is recognized as a guarantee for regulatory capital purposes	RCONG404	0	7.c.2.b.
c. Purchased protection that is not recognized as a guarantee for regulatory capital purposes	RCONG405	0	7.c.2.c.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Remaining Maturity of One Year or Less	(Column B) Remaining Maturity of Over One Year Through Five Years	(Column C) Remaining Maturity of Over Five Years

d. Notional amounts by remaining maturity:				7.d.

1. Sold credit protection:				7.d.1.
	RCONG406	RCONG407	RCONG408
a. Investment grade	0	0	0	7.d.1.a.
	RCONG409	RCONG410	RCONG411
b. Subinvestment grade	0	0	0	7.d.1.b.

2. Purchased credit protection:				7.d.2.
	RCONG412	RCONG413	RCONG414
a. Investment grade	0	0	0	7.d.2.a.
	RCONG415	RCONG416	RCONG417
b. Subinvestment grade	0	0	0	7.d.2.b.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands
8. Spot foreign exchange contracts	RCON8765	0	8.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	29

Dollar amounts in thousands
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON3430	0	9.
a. Securities borrowed	RCON3432	0	9.a.
b. Commitments to purchase when-issued securities	RCON3434	0	9.b.
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank’s behalf	RCONC978	0	9.c.
d. Disclose component and the dollar amount of that component:			9.d.
1. Describe component	TEXT3555		9.d.1.
2. Amount of component	RCON3555	0	9.d.2.
e. Disclose component and the dollar amount of that component:			9.e.
1. Describe component	TEXT3556		9.e.1.
2. Amount of component	RCON3556	0	9.e.2.
f. Disclose component and the dollar amount of that component:			9.f.
1. Describe component	TEXT3557		9.f.1.
2. Amount of component	RCON3557	0	9.f.2.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCON5591	0	10.
a. Commitments to sell when-issued securities	RCON3435	0	10.a.
b. Disclose component and the dollar amount of that component:			10.b.
1. Describe component	TEXT5592		10.b.1.
2. Amount of component	RCON5592	0	10.b.2.
c. Disclose component and the dollar amount of that component:			10.c.
1. Describe component	TEXT5593		10.c.1.
2. Amount of component	RCON5593	0	10.c.2.
d. Disclose component and the dollar amount of that component:			10.d.
1. Describe component	TEXT5594		10.d.1.
2. Amount of component	RCON5594	0	10.d.2.
e. Disclose component and the dollar amount of that component:			10.e.
1. Describe component	TEXT5595		10.e.1.
2. Amount of component	RCON5595	0	10.e.2.
11. Year-to-date merchant credit card sales volume:			11.
a. Sales for which the reporting bank is the acquiring bank	RCONC223	0	11.a.
b. Sales for which the reporting bank is the agent bank with risk	RCONC224	0	11.b.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	30

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts

12. Gross amounts (e.g., notional amounts):					12.
	RCON8693	RCON8694	RCON8695	RCON8696
a. Futures contracts	0	0	0	0	12.a.
	RCON8697	RCON8698	RCON8699	RCON8700
b. Forward contracts	0	0	0	0	12.b.

c. Exchange-traded option contracts:					12.c.
	RCON8701	RCON8702	RCON8703	RCON8704
1. Written options	0	0	0	0	12.c.1.
	RCON8705	RCON8706	RCON8707	RCON8708
2. Purchased options	0	0	0	0	12.c.2.

d. Over-the-counter option contracts:					12.d.
	RCON8709	RCON8710	RCON8711	RCON8712
1. Written options	0	0	0	0	12.d.1.
	RCON8713	RCON8714	RCON8715	RCON8716
2. Purchased options	0	0	0	0	12.d.2.
	RCON3450	RCON3826	RCON8719	RCON8720
e. Swaps	0	0	0	0	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCONA126	RCONA127	RCON8723	RCON8724
	0	0	0	0	13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCON8725	RCON8726	RCON8727	RCON8728
	0	0	0	0	14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCONA589
	0				14.a.

15. Not available					15.

a. Contracts held for trading:					15.a.
1. Gross positive fair value	RCON8733	RCON8734	RCON8735	RCON8736
	0	0	0	0	15.a.1.
2. Gross negative fair value	RCON8737	RCON8738	RCON8739	RCON8740
	0	0	0	0	15.a.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	31

Dollar amounts in thousands	(Column A) Interest Rate Contracts	(Column B) Foreign Exchange Contracts	(Column C) Equity Derivative Contracts	(Column D) Commodity and Other Contracts

b. Contracts held for purposes other than trading:					15.b.
1. Gross positive fair value	RCON8741	RCON8742	RCON8743	RCON8744
	0	0	0	0	15.b.1.
2. Gross negative fair value	RCON8745	RCON8746	RCON8747	RCON8748
	0	0	0	0	15.b.2.

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Dollar amounts in thousands	(Column A) Banks and Securities Firms	(Column B) Monoline Financial Guarantors	(Column C) Hedge Funds	(Column D) Sovereign Governments	(Column E) Corporations and All Other Counterparties

16. Over-the counter derivatives:						16.
a. Net current credit exposure	RCONG418	RCONG419	RCONG420	RCONG421	RCONG422
	NR	NR	NR	NR	NR	16.a.

b. Fair value of collateral:						16.b.
1. Cash - U.S. dollar	RCONG423	RCONG424	RCONG425	RCONG426	RCONG427
	NR	NR	NR	NR	NR	16.b.1.
2. Cash - Other currencies	RCONG428	RCONG429	RCONG430	RCONG431	RCONG432
	NR	NR	NR	NR	NR	16.b.2.
3. U.S. Treasury securities	RCONG433	RCONG434	RCONG435	RCONG436	RCONG437
	NR	NR	NR	NR	NR	16.b.3.
4. U.S. Government agency and U.S. Government-sponsored agency debt securities	RCONG438	RCONG439	RCONG440	RCONG441	RCONG442
	NR	NR	NR	NR	NR	16.b.4.
5. Corporate bonds	RCONG443	RCONG444	RCONG445	RCONG446	RCONG447
	NR	NR	NR	NR	NR	16.b.5.
6. Equity securities	RCONG448	RCONG449	RCONG450	RCONG451	RCONG452
	NR	NR	NR	NR	NR	16.b.6.
7. All other collateral	RCONG453	RCONG454	RCONG455	RCONG456	RCONG457
	NR	NR	NR	NR	NR	16.b.7.
8. Total fair value of collateral (sum of items 16.b.(1) through (7))	RCONG458	RCONG459	RCONG460	RCONG461	RCONG462
	NR	NR	NR	NR	NR	16.b.8.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	32

Schedule RC-M - Memoranda

Dollar amounts in thousands
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCON6164	26,447	1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCON6165	6	1.b.
2. Intangible assets other than goodwill:			2.
a. Mortgage servicing assets	RCON3164	1,658	2.a.
1. Estimated fair value of mortgage servicing assets	RCONA590	1,658	2.a.1.
b. Purchased credit card relationships and non mortgage servicing assets	RCONB026	0	2.b.
c. All other identifiable intangible assets	RCON5507	0	2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)	RCON0426	1,658	2.d.
3. Other real estate owned:			3.
a. Construction, land development, and other land	RCON5508	0	3.a.
b. Farmland	RCON5509	0	3.b.
c. 1-4 family residential properties	RCON5510	0	3.c.
d. Multifamily (5 or more) residential properties	RCON5511	0	3.d.
e. Nonfarm nonresidential properties	RCON5512	1,695	3.e.
f. Foreclosed properties from “GNMA loans”	RCONC979	0	3.f.
g. Total (sum of items 3.a through 3.f) (must equal Schedule RC, item 7)	RCON2150	1,695	3.g.
4. Not applicable			4.
5. Other borrowed money:			5.
a. Federal Home Loan Bank advances:			5.a.
1. Advances with a remaining maturity or next repricing date of:			5.a.1.
a. One year or less	RCONF055	0	5.a.1.a.
b. Over one year through three years	RCONF056	0	5.a.1.b.
c. Over three years through five years	RCONF057	0	5.a.1.c.
d. Over five years	RCONF058	0	5.a.1.d.
2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)	RCON2651	0	5.a.2.
3. Structured advances (included in items 5.a.(1)(a) - (d) above)	RCONF059	0	5.a.3.
b. Other borrowings:			5.b.
1. Other borrowings with a remaining maturity of next repricing date of:			5.b.1.
a. One year or less	RCONF060	0	5.b.1.a.
b. Over one year through three years	RCONF061	0	5.b.1.b.
c. Over three years through five years	RCONF062	0	5.b.1.c.
d. Over five years	RCONF063	0	5.b.1.d.
2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)	RCONB571	0	5.b.2.
c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)	RCON3190	0	5.c.
6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCONB569	Yes	6.
7. Assets under the reporting bank’s management in proprietary mutual funds and annuities.	RCONB570	0	7.
8. Primary Internet Web site address of the bank (home page), if any (Example: www.examplebank.com)	TEXT4087	Click here for value	8.
9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?	RCON4088	Yes	9.
10. Secured liabilities:			10.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	33

Dollar amounts in thousands
a. Amount of “Federal funds purchased” that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.
b. Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a) - (d))	RCONF065	0	10.b.
11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?	RCONG463	Yes	11.
12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	RCONG464	Yes	12.
13. Assets covered by loss-sharing agreements with the FDIC:			13.
a. Loans and leases (included in Schedule RC, items 4.a and 4.b):			13.a.
1. Loans secured by real estate:			13.a.1.
a. Construction, land development, and other land loans:			13.a.1.a.
1. 1-4 family residential construction loans	RCONK169	0	13.a.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK170	0	13.a.1.a.2.
b. Secured by farmland	RCONK171	0	13.a.1.b.
c. Secured by 1-4 family residential properties:			13.a.1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK172	0	13.a.1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:			13.a.1.c.2.
a. Secured by first liens	RCONK173	0	13.a.1.c.2.a.
b. Secured by junior liens	RCONK174	0	13.a.1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCONK175	0	13.a.1.d.
e. Secured by nonfarm nonresidential properties:			13.a.1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK176	0	13.a.1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK177	0	13.a.1.e.2.
2. Not applicable			13.a.2.
3. Commercial and industrial loans	RCONK179	0	13.a.3.
4. Loans to individuals for household, family, and other personal expenditures:			13.a.4.
a. Credit cards	RCONK180	0	13.a.4.a.
b. Automobile loans	RCONK181	0	13.a.4.b.
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK182	0	13.a.4.c.
5. All other loans and all leases	RCONK183	0	13.a.5.
a. Loans to depository institutions and acceptances of other banks	RCONK184	0	13.a.5.a.
b. Loans to foreign governments and official institutions	RCONK185	0	13.a.5.b.
c. Other loans	RCONK186	0	13.a.5.c.
1. Loans to finance agricultural production and other loans to farmers included in Schedule RC-M, item 13.a.(5)(c), above	RCONK178	0	13.a.5.c.1.
d. Lease financing receivables	RCONK273	0	13.a.5.d.
b. Other real estate owned (included in Schedule RC, item 7):			13.b.
1. Construction, land development, and other land	RCONK187	0	13.b.1.
2. Farmland	RCONK188	0	13.b.2.
3. 1-4 family residential properties	RCONK189	0	13.b.3.
4. Multifamily (5 or more) residential properties	RCONK190	0	13.b.4.
5. Nonfarm nonresidential properties	RCONK191	0	13.b.5.
6. Not applicable			13.b.6.
7. Portion of covered other real estate owned included in items 13.b.(1) through (5) above that is protected by FDIC loss-sharing agreements	RCONK192	0	13.b.7.
c. Debt securities (included in Schedule RC, items 2.a and 2.b)	RCONJ461	0	13.c.
d. Other assets (exclude FDIC loss-sharing indemnification assets)	RCONJ462	0	13.d.
14. Captive insurance and reinsurance subsidiaries:			14.
a. Total assets of captive insurance subsidiaries	RCONK193	0	14.a.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	34

Dollar amounts in thousands
b. Total assets of captive reinsurance subsidiaries	RCONK194	0	14.b.

(TEXT4087) http://www.scnb.com

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual

1. Loans secured by real estate:				1.

a. Construction, land development, and other land loans:				1.a.
	RCONF172	RCONF174	RCONF176
1. 1-4 family residential construction loans	0	0	0	1.a.1.
2. Other construction loans and all land development and other land loans	RCONF173	RCONF175	RCONF177
	0	0	11,063	1.a.2.
	RCON3493	RCON3494	RCON3495
b. Secured by farmland	0	0	0	1.b.
c. Secured by 1-4 family residential properties:				1.c.
1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398	RCON5399	RCON5400
	407	0	4,051	1.c.1.
2. Closed-end loans secured by 1-4 family residential properties:				1.c.2.
	RCONC236	RCONC237	RCONC229
a. Secured by first liens	2,827	0	5,147	1.c.2.a.
	RCONC238	RCONC239	RCONC230
b. Secured by junior liens	584	0	494	1.c.2.b.
d. Secured by multifamily (5 or more) residential properties	RCON3499	RCON3500	RCON3501
	0	0	0	1.d.

e. Secured by nonfarm nonresidential properties:				1.e.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONF178	RCONF180	RCONF182
	9,429	0	18,392	1.e.1.
2. Loans secured by other nonfarm nonresidential properties	RCONF179	RCONF181	RCONF183
	8,458	0	7,938	1.e.2.
2. Loans to depository institutions and acceptances of other banks	RCONB834	RCONB835	RCONB836
	0	0	0	2.

3. Not applicable				3.
4. Commercial and industrial loans	RCON1606	RCON1607	RCON1608
	18,309	0	10,818	4.
5. Loans to individuals for household, family, and other personal expenditures:				5.
	RCONB575	RCONB576	RCONB577
a. Credit cards	0	0	0	5.a.
	RCONK213	RCONK214	RCONK215
b. Automobile loans	109	0	7	5.b.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	35

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual
c. Other consumer loans (includes single payment, installment, allstudent loans, and revolving credit plans other than credit cards)	RCONK216	RCONK217	RCONK218
	637	0	197	5.c.
6. Loans to foreign governments and official institutions	RCON5389	RCON5390	RCON5391
	0	0	0	6.
	RCON5459	RCON5460	RCON5461
7. All other loans	71	0	494	7.
	RCON1226	RCON1227	RCON1228
8. Lease financing receivables	0	0	0	8.
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCON3505	RCON3506	RCON3507
	0	0	0	9.
10. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC:	RCONK036	RCONK037	RCONK038

	0	0	43	10.
a. Guaranteed portion of loans and leases included in item 10 above, excluding rebooked “GNMA loans”	RCONK039	RCONK040	RCONK041
	0	0	34	10.a.
b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 10 above	RCONK042	RCONK043	RCONK044
	0	0	0	10.b.
11. Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:				11.

a. Loans secured by real estate:				11.a.

1. Construction, land development, and other land loans:				11.a.1.
a. 1-4 family residential construction loans	RCONK045	RCONK046	RCONK047
	0	0	0	11.a.1.a.
b. Other construction loans and all land development and other land loans	RCONK048	RCONK049	RCONK050
	0	0	0	11.a.1.b.
	RCONK051	RCONK052	RCONK053
2. Secured by farmland	0	0	0	11.a.2.

3. Secured by 1-4 family residential properties:				11.a.3.
a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK054	RCONK055	RCONK056
	0	0	0	11.a.3.a.
b. Closed-end loans secured by 1-4 family residential properties:				11.a.3.b.
	RCONK057	RCONK058	RCONK059
1. Secured by first liens	0	0	0	11.a.3.b.1.
	RCONK060	RCONK061	RCONK062
2. Secured by junior liens	0	0	0	11.a.3.b.2.
4. Secured by multifamily (5 or more) residential properties	RCONK063	RCONK064	RCONK065
	0	0	0	11.a.4.

5. Secured by nonfarm nonresidential properties:				11.a.5.
a. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK066	RCONK067	RCONK068
	0	0	0	11.a.5.a.
b. Loans secured by other nonfarm nonresidential properties	RCONK069	RCONK070	RCONK071
	0	0	0	11.a.5.b.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	36

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual

b. Not applicable				11.b.
	RCONK075	RCONK076	RCONK077
c. Commercial and industrial loans	0	0	0	11.c.
d. Loans to individuals for household, family, and other personal expenditures:				11.d.
	RCONK078	RCONK079	RCONK080
1. Credit cards	0	0	0	11.d.1.
	RCONK081	RCONK082	RCONK083
2. Automobile loans	0	0	0	11.d.2.
3. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK084	RCONK085	RCONK086
	0	0	0	11.d.3.
	RCONK087	RCONK088	RCONK089
e. All other loans and all leases	0	0	0	11.e.
1. Loans to depository institutions and acceptances of other banks	RCONK091	RCONK092	RCONK093
	0	0	0	11.e.1.
2. Loans to foreign governments and official institutions	RCONK095	RCONK096	RCONK097
	0	0	0	11.e.2.
	RCONK099	RCONK100	RCONK101
3. Other loans	0	0	0	11.e.3.
a. Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, item 11.e.(3), above	RCONK072	RCONK073	RCONK074
	0	0	0	11.e.3.a.
	RCONK269	RCONK271	RCONK272
4. Lease financing receivables	0	0	0	11.e.4.
f. Portion of covered loans and leases included in items 11.a through 11.e above that is protected by FDIC loss-sharing agreements	RCONK102	RCONK103	RCONK104
	0	0	0	11.f.
1. Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part 1, Memorandum item 1):

				M.1.
a. Construction, land development, and other land loans:				M.1.a.
1. 1-4 family residential construction loans	RCONK105	RCONK106	RCONK107
	0	0	0	M.1.a.1.
2. Other construction loans and all land development and other land loans	RCONK108	RCONK109	RCONK110
	0	0	5,870	M.1.a.2.
b. Loans secured by 1-4 family residential properties	RCONF661	RCONF662	RCONF663
	1,330	0	2,267	M.1.b.
c. Secured by multifamily (5 or more) residential properties	RCONK111	RCONK112	RCONK113
	0	0	0	M.1.c.

d. Secured by nonfarm nonresidential properties:				M.1.d.
1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK114	RCONK115	RCONK116
	6,890	0	3,260	M.1.d.1.
2. Loans secured by other nonfarm nonresidential properties	RCONK117	RCONK118	RCONK119
	0	0	4,255	M.1.d.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	37

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual

e. Commercial and industrial loans: Memorandum items 1.e.(1) and (2) are to be completed by banks with $300 million or more in total assets. (Sum of Memorandum items 1.e.(1) and (2) must equal Memorandum item 1.e.)

	RCONK257	RCONK258	RCONK259
	0	0	7,159
				M.1.e.
	RCONK120	RCONK121	RCONK122
1. To U.S. addressees (domicile)	0	0	7,159	M.1.e.1.
	RCONK123	RCONK124	RCONK125
2. To non-U.S. addressees (domicile)	0	0	0	M.1.e.2.
f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCONK126	RCONK127	RCONK128
	183	0	63	M.1.f.
	RCONK130	RCONK131	RCONK132
1. Loans secured by farmland	0	0	0	M.1.f.1.
2. Loans to depository institutions and acceptances of other banks	RCONK134	RCONK135	RCONK136
	0	0	0	M.1.f.2.

3. Not applicable				M.1.f.3.
4. Loans to individuals for household, family, and other personal expenditures:				M.1.f.4.
	RCONK274	RCONK275	RCONK276
a. Credit cards	0	0	0	M.1.f.4.a.
	RCONK277	RCONK278	RCONK279
b. Automobile loans	0	0	0	M.1.f.4.b.
c. Other consumer loans (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	RCONK280	RCONK281	RCONK282
	0	0	0
				M.1.f.4.c.
5. Loans to foreign governments and official institutions	RCONK283	RCONK284	RCONK285
	0	0	0	M.1.f.5.
	RCONK286	RCONK287	RCONK288
6. Other loans	0	0	0	M.1.f.6.
a. Loans to finance agricultural production and other loans to farmers included in Schedule RC-N, Memorandum item 1.f.(6), above	RCONK138	RCONK139	RCONK140
	0	0	0
				M.1.f.6.a.
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	RCON6558	RCON6559	RCON6560
	0	0	0
				M.2.

3. Not available				M.3.
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	RCON1248	RCON1249	RCON1250
	0	0	0	M.3.a.
b. Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)	RCON5380	RCON5381	RCON5382
	0	0	0	M.3.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RC-N, item 4, above)	RCON1254	RCON1255	RCON1256
	0	0	0	M.3.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above)	RCONF166	RCONF167	RCONF168
	0	0	0	M.3.d.
4. Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above)	RCON1594	RCON1597	RCON1583
	71	0	494	M.4.
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8, above):
				M.5.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	38

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing	(Column B) Past due 90 days or more and still accruing	(Column C) Nonaccrual
	RCONC240	RCONC241	RCONC226
a. Loans and leases held for sale	0	0	0	M.5.a.

b. Loans measured at fair value:				M.5.b.
	RCONF664	RCONF665	RCONF666
1. Fair value	0	0	0	M.5.b.1.
	RCONF667	RCONF668	RCONF669
2. Unpaid principal balance	0	0	0	M.5.b.2.

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more
6. Derivative contracts: Fair value of amounts carried as assets	RCON3529	0	RCON3530	0	M.6.

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands
7. Additions to nonaccrual assets during the quarter	RCONC410	11,329	M.7.
8. Nonaccrual assets sold during the quarter	RCONC411	0	M.8.

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments
Dollar amounts in thousands
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCONF236	1,502,454	1.
2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions	RCONF237	0	2.
3. Not applicable			3.
4. Average consolidated total assets	RCONK652	1,491,659	4.
a. Averaging method used (for daily averaging, enter 1; for weekly averaging, enter 2)	RCONK653	1	4.a.
5. Average tangible equity	RCONK654	134,737	5.
6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions	RCONK655	0	6.
7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):			7.
a. One year or less	RCONG465	0	7.a.
b. Over one year through three years	RCONG466	0	7.b.
c. Over three years through five years	RCONG467	0	7.c.
d. Over five years	RCONG468	0	7.d.
8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):			8.
a. One year or less	RCONG469	0	8.a.
b. Over one year through three years	RCONG470	0	8.b.
c. Over three years through five years	RCONG471	0	8.c.
d. Over five years	RCONG472	0	8.d.
9. Reciprocal brokered deposits (included in Schedule RC-E, part I, Memorandum item 1.b)	RCONG803	12,410	9.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	39

Dollar amounts in thousands
10. Banker’s bank certification: Does the reporting institution meet both the statutory definition of a banker’s bank and the business conduct test set forth in FDIC regulations? If the answer to item 10 is “YES,” complete items 10.a and 10.b	RCONK656	No	10.
a. Banker’s bank deduction	RCONK657	NR	10.a.
b. Banker’s bank deduction limit	RCONK658	NR	10.b.
11. Custodial bank certification: Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations? If the answer to item 11 is “YES,” complete items 11.a and 11.b	RCONK659	No	11.
a. Custodial bank deduction	RCONK660	NR	11.a.
b. Custodial bank deduction limit	RCONK661	NR	11.b.

1. Total deposit liabilities of the bank (including related interest accrued and unpaid) less allowable exclusions (including related interest accrued and unpaid) (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):

			M.1.
a. Deposit accounts (excluding retirement accounts) of $250,000 or less:			M.1.a.
1. Amount of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF049	772,351	M.1.a.1.
2. Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	67345	M.1.a.2.
b. Deposit accounts (excluding retirement accounts) of more than $250,000:			M.1.b.
1. Amount of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF051	710,534	M.1.b.1.
2. Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	746	M.1.b.2.
c. Retirement deposit accounts of $250,000 or less:			M.1.c.
1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	18,376	M.1.c.1.
2. Number of retirement deposit accounts of $250,000 or less	RCONF046	1798	M.1.c.2.
d. Retirement deposit accounts of more than $250,000:			M.1.d.
1. Amount of retirement deposit accounts of more than $250,000	RCONF047	1,193	M.1.d.1.
2. Number of retirement deposit accounts of more than $250,000	RCONF048	3	M.1.d.2.
2. Estimated amount of uninsured deposits, including related interest accrued and unpaid (see instructions)	RCON5597	153,232	M.2.

3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

			M.3.
a. Legal title	TEXTA545		M.3.a.
b. FDIC Certificate Number	RCONA545	0	M.3.b.
4. Not applicable			M.4.
5. Noninterest-bearing transaction accounts (as defined in Section 343 of the Dodd-Frank Act) of more than $250,000 (see instructions):			M.5.
a. Amount of noninterest-bearing transaction accounts of more than $250,000	RCONJ944	280,832	M.5.a.
b. Number of noninterest-bearing transaction accounts of more than $250,000	RCONJ945	309	M.5.b.
6. Criticized and classified items:			M.6.
a. Special mention	RCONK663	CONF	M.6.a.
b. Substandard	RCONK664	CONF	M.6.b.
c. Doubtful	RCONK665	CONF	M.6.c.
d. Loss	RCONK666	CONF	M.6.d.
7. Nontraditional 1-4 family residential mortgage loans	RCONK675	CONF	M.7.
8. Subprime consumer loans	RCONK667	CONF	M.8.
9. Leveraged loans and securities	RCONK668	CONF	M.9.
10. Commitments to fund construction, land development, and other land loans secured by real estate:			M.10.
a. Total unfunded commitments	RCONK676	NR	M.10.a.
b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	RCONK677	NR	M.10.b.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	40

Dollar amounts in thousands
11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)	RCONK669	NR	M.11.
12. Nonbrokered time deposits of more than $250,000 (included in Schedule RC-E, Memorandum item 2.d)	RCONK678	NR	M.12.
13. Portion of funded loans guaranteed or insured by the U.S. government (excluding FDIC loss-sharing agreements):			M.13.
a. Construction, land development, and other land loans secured by real estate	RCONK679	NR	M.13.a.
b. Loans secured by multifamily residential and nonfarm nonresidential properties	RCONK680	NR	M.13.b.
c. Closed-end loans secured by first liens on 1-4 family residential properties	RCONK681	NR	M.13.c.
d. Closed-end loans secured by junior liens on 1-4 family residential properties and revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK682	NR	M.13.d.
e. Commercial and industrial loans	RCONK670	NR	M.13.e.
f. Credit card loans to individuals for household, family, and other personal expenditures.	RCONK671	NR	M.13.f.
g. Other consumer loans (includes other revolving credit plans, automobile loans, single payment, installment, and all student loans)	RCONK672	NR	M.13.g.
14. Amount of the institution’s largest counterparty exposure	RCONK673	CONF	M.14.
15. Total amount of the institution’s 20 largest counterparty exposures	RCONK674	CONF	M.15.

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities

Dollar amounts in thousands
1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale:			1.
a. Closed-end first liens	RCONF066	5,428	1.a.
b. Closed-end junior liens	RCONF067	0	1.b.
c. Open-end loans extended under lines of credit:			1.c.
1. Total commitment under the lines of credit	RCONF670	0	1.c.1.
2. Principal amount funded under the lines of credit	RCONF671	0	1.c.2.
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale:			2.
a. Closed-end first liens	RCONF068	0	2.a.
b. Closed-end junior liens	RCONF069	0	2.b.
c. Open-end loans extended under lines of credit:			2.c.
1. Total commitment under the lines of credit	RCONF672	0	2.c.1.
2. Principal amount funded under the lines of credit	RCONF673	0	2.c.2.
3. 1-4 family residential mortgages sold during the quarter:			3.
a. Closed-end first liens	RCONF070	5,593	3.a.
b. Closed-end junior liens	RCONF071	0	3.b.
c. Open-end loans extended under lines of credit:			3.c.
1. Total commitment under the lines of credit	RCONF674	0	3.c.1.
2. Principal amount funded under the lines of credit	RCONF675	0	3.c.2.
4. 1-4 family residential mortgages held for sale at quarter-end (included in Schedule RC, item 4.a):			4.
a. Closed-end first liens	RCONF072	0	4.a.
b. Closed-end junior liens	RCONF073	0	4.b.
c. Open-end loans extended under lines of credit:			4.c.
1. Total commitment under the lines of credit	RCONF676	0	4.c.1.
2. Principal amount funded under the lines of credit	RCONF677	0	4.c.2.
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.f, 5.g, and 5.i):			5.
a. Closed-end 1-4 family residential mortgage loans	RIADF184	117	5.a.
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	RIADF560	0	5.b.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	41

Dollar amounts in thousands
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:			6.
a. Closed-end first liens	RCONF678	0	6.a.
b. Closed-end junior liens	RCONF679	0	6.b.
c. Open-end loans extended under line of credit:			6.c.
1. Total commitment under the lines of credit	RCONF680	0	6.c.1.
2. Principal amount funded under the lines of credit	RCONF681	0	6.c.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	42

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCON1773	RCONG474	RCONG475	RCONG476	RCONG477
1. Available-for-sale securities	321,970	0	9,064	312,827	79	1.
2. Federal funds sold and securities purchased under agreements to resell	RCONG478	RCONG479	RCONG480	RCONG481	RCONG482
	0	0	0	0	0	2.
3. Loans and leases held for sale	RCONG483	RCONG484	RCONG485	RCONG486	RCONG487
	0	0	0	0	0	3.
4. Loans and leases held for investment	RCONG488	RCONG489	RCONG490	RCONG491	RCONG492
	0	0	0	0	0	4.

5. Trading assets:						5.
	RCON3543	RCONG493	RCONG494	RCONG495	RCONG496
a. Derivative assets	0	0	0	0	0	5.a.
	RCONG497	RCONG498	RCONG499	RCONG500	RCONG501
b. Other trading assets	0	0	0	0	0	5.b.
1. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	RCONF240	RCONF684	RCONF692	RCONF241	RCONF242
	0	0	0	0	0	5.b.1.
	RCONG391	RCONG392	RCONG395	RCONG396	RCONG804
6. All other assets	0	0	0	0	0	6.
7. Total assets measured at fair value on a recurring basis (sum of items 1 through 5.b plus item 6)	RCONG502	RCONG503	RCONG504	RCONG505	RCONG506
	321,970	0	9,064	312,827	79	7.
	RCONF252	RCONF686	RCONF694	RCONF253	RCONF254
8. Deposits	0	0	0	0	0	8.
9. Federal funds purchased and securities sold under agreements to repurchase	RCONG507	RCONG508	RCONG509	RCONG510	RCONG511
	0	0	0	0	0	9.

10. Trading liabilities:						10.
	RCON3547	RCONG512	RCONG513	RCONG514	RCONG515
a. Derivative liabilities	0	0	0	0	0	10.a.
	RCONG516	RCONG517	RCONG518	RCONG519	RCONG520
b. Other trading liabilities	0	0	0	0	0	10.b.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	43

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCONG521	RCONG522	RCONG523	RCONG524	RCONG525
11. Other borrowed money	0	0	0	0	0	11.
	RCONG526	RCONG527	RCONG528	RCONG529	RCONG530
12. Subordinated notes and debentures	0	0	0	0	0	12.
	RCONG805	RCONG806	RCONG807	RCONG808	RCONG809
13. All other liabilities	0	0	0	0	0	13.
14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	RCONG531	RCONG532	RCONG533	RCONG534	RCONG535
	0	0	0	0	0	14.
1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $25,000 and exceed 25% of item 6):
						M.1.
	RCONG536	RCONG537	RCONG538	RCONG539	RCONG540
a. Mortgage servicing assets	0	0	0	0	0	M.1.a.
	RCONG541	RCONG542	RCONG543	RCONG544	RCONG545
b. Nontrading derivative assets	0	0	0	0	0	M.1.b.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	44

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:		M.1.c.
1. Describe component	TEXTG546	M.1.c.1.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	45

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCONG546	RCONG547	RCONG548	RCONG549	RCONG550
2. Amount of component	0	0	0	0	0	M.1.c.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	46

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:		M.1.d.
1. Describe component	TEXTG551	M.1.d.1.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	47

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCONG551	RCONG552	RCONG553	RCONG554	RCONG555
2. Amount of component	0	0	0	0	0	M.1.d.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	48

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:		M.1.e.
1. Describe component	TEXTG556	M.1.e.1.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	49

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCONG556	RCONG557	RCONG558	RCONG559	RCONG560
2. Amount of component	0	0	0	0	0	M.1.e.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	50

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:		M.1.f.
1. Describe component	TEXTG561	M.1.f.1.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	51

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCONG561	RCONG562	RCONG563	RCONG564	RCONG565
2. Amount of component	0	0	0	0	0	M.1.f.2.
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $25,000 and exceed 25% of item 13):						M.2.
	RCONF261	RCONF689	RCONF697	RCONF262	RCONF263
a. Loan commitments (not accounted for as derivatives)	0	0	0	0	0	M.2.a.
	RCONG566	RCONG567	RCONG568	RCONG569	RCONG570
b. Nontrading derivative liabilities	0	0	0	0	0	M.2.b.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	52

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
c. Disclose component and the dollar amount of that component:		M.2.c.
1. Describe component	TEXTG571	M.2.c.1.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	53

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCONG571	RCONG572	RCONG573	RCONG574	RCONG575
2. Amount of component	0	0	0	0	0	M.2.c.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	54

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
d. Disclose component and the dollar amount of that component:		M.2.d.
1. Describe component	TEXTG576	M.2.d.1.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	55

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCONG576	RCONG577	RCONG578	RCONG579	RCONG580
2. Amount of component	0	0	0	0	0	M.2.d.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	56

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
e. Disclose component and the dollar amount of that component:		M.2.e.
1. Describe component	TEXTG581	M.2.e.1.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	57

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCONG581	RCONG582	RCONG583	RCONG584	RCONG585
2. Amount of component	0	0	0	0	0	M.2.e.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	58

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands
f. Disclose component and the dollar amount of that component:		M.2.f.
1. Describe component	TEXTG586	M.2.f.1.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	59

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCONG586	RCONG587	RCONG588	RCONG589	RCONG590
2. Amount of component	0	0	0	0	0	M.2.f.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	60

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands
1. Total bank equity capital (from Schedule RC, item 27.a)	RCON3210	134,447	1.
2. Net unrealized gains (losses) on available-for-sale securities	RCON8434	9,302	2.
3. Net unrealized loss on available-for-sale equity securities	RCONA221	0	3.
4. Accumulated net gains (losses) on cash flow hedges	RCON4336	-9,594	4.
5. Nonqualifying perpetual preferred stock	RCONB588	0	5.
6. Qualifying noncontrolling (minority) interests in consolidated subsidiaries	RCONB589	0	6.
7. Not available			7.
a. Disallowed goodwill and other disallowed intangible assets	RCONB590	814	7.a.
b. Cumulative change in fair value of all financial liabilities accounted for under a fairvalue option that is included in retained earnings and is attributable to changes in the bank’s own creditworthiness	RCONF264	0	7.b.
8. Subtotal	RCONC227	133,925	8.
9. Not available			9.
a. Disallowed servicing assets and purchased credit card relationships	RCONB591	166	9.a.
b. Disallowed deferred tax assets	RCON5610	0	9.b.
10. Other additions to (deductions from) Tier 1 capital	RCONB592	0	10.
11. Tier 1 capital	RCON8274	133,759	11.
12. Qualifying subordinated debt and redeemable preferred stock	RCON5306	0	12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital	RCONB593	0	13.
14. Allowance for loan and lease losses includible in Tier 2 capital	RCON5310	14,431	14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital	RCON2221	0	15.
16. Other Tier 2 capital components	RCONB594	0	16.
17. Tier 2 capital	RCON5311	14,431	17.
18. Allowable Tier 2 capital	RCON8275	14,431	18.
19. Tier 3 capital allocated for market risk	RCON1395	0	19.
20. Deductions for total risk-based capital	RCONB595	0	20.
21. Total risk-based capital	RCON3792	148,190	21.
22. Average total assets (from Schedule RC-K, item 9)	RCON3368	1,630,068	22.
23. Disallowed goodwill and other disallowed intangible assets (from item 7 above)	RCONB590	814	23.
24. Disallowed servicing assets and purchased credit card relationships (from item 9.a above)	RCONB591	166	24.
25. Disallowed deferred tax assets (from item 9.b above)	RCON5610	0	25.
26. Other deductions from assets for leverage capital purposes	RCONB596	0	26.
27. Average total assets for leverage capital purposes	RCONA224	1,629,088	27.
28. Not available			28.
a. Adjustment to Tier 1 capital reported in item 11	RCONC228	0	28.a.
b. Adjustment to total risk-based capital reported in item 21	RCONB503	0	28.b.
29. Adjustment to risk-weighted assets reported in item 62	RCONB504	0	29.
30. Adjustment to average total assets reported in item 27	RCONB505	0	30.

Schedule RC-R - Regulatory Capital

	(Column A) Percentage		(Column B) Percentage (All Banks)
	(Banks with Financial
Dollar amounts in thousands	Subsidiaries)
31. Tier 1 leverage ratio	RCON7273	0.000000	RCON7204	0.082107	31.
32. Tier 1 risk-based capital ratio	RCON7274	0.000000	RCON7206	0.119537	32.
33. Total risk-based capital ratio	RCON7275	0.000000	RCON7205	0.132433	33.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	61

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) Totals (from Schedule RC)	(Column B) Items Not Subject to Risk-Weighting	(Column C) Allocation by Risk Weight Category 0%	(Column D) Allocation by Risk Weight Category 20%	(Column E) Allocation by Risk Weight Category 50%	(Column F) Allocation by Risk Weight Category 100%
	RCON0010	RCONC869	RCONB600	RCONB601		RCONB602
34. Cash and balances dues from depository institutions	165,206	0	139,687	25,519		0	34.
	RCON1754	RCONB603	RCONB604	RCONB605	RCONB606	RCONB607
35. Held-to-maturity securities	9,603	0	0	7,492	2,111	0	35.
	RCON1773	RCONB608	RCONB609	RCONB610	RCONB611	RCONB612
36. Available-for-sale securities	321,970	15,663	87,684	206,376	10,062	2,185	36.
37. Federal funds sold and securities purchased under agreements to resell	RCONC225		RCONC063	RCONC064		RCONB520
	0		0	0		0	37.
	RCON5369	RCONB617	RCONB618	RCONB619	RCONB620	RCONB621
38. Loans and leases held for sale	0	0	0	0	0	0	38.
	RCONB528	RCONB622	RCONB623	RCONB624	RCONB625	RCONB626
39. Loans and leases, net of unearned income	1,059,256	0	0	0	151,575	907,681	39.
	RCON3123	RCON3123
40. Allowance for loan and lease losses	49,582	49,582					40.
	RCON3545	RCONB627	RCONB628	RCONB629	RCONB630	RCONB631
41. Trading Assets	0	0	0	0	0	0	41.
	RCONB639	RCONB640	RCONB641	RCONB642	RCONB643	RCON5339
42. All other assets	69,541	980	3,893	3,367	67	61,234	42.
	RCON2170	RCONB644	RCON5320	RCON5327	RCON5334	RCON5340
43. Total Assets	1,575,994	-32,939	231,264	242,754	163,815	971,100	43.

Schedule RC-R - Regulatory Capital

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
	RCONB546	RCONB547	RCONB548	RCONB581	RCONB582	RCONB583
44. Financial standby letters of credit	11,973	11,973	0	0	0	11,973	44.
	RCON3821	RCONB650	RCONB651	RCONB652	RCONB653	RCONB654
45. Performance standby letters of credit	9,255	4,628	0	0	0	4,628	45.
	RCON3411	RCONB655	RCONB656	RCONB657	RCONB658	RCONB659
46. Commercial and similar letters of credit	0	0	0	0	0	0	46.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	62

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
47. Risk participations in bankers acceptances acquired by the reporting institution	RCON3429	RCONB660	RCONB661	RCONB662		RCONB663
	0	0	0	0		0	47.
	RCON3433	RCONB664	RCONB665	RCONB666	RCONB667	RCONB668
48. Securities lent	0	0	0	0	0	0	48.
49. Retained recourse on small business obligations sold with recourse	RCONA250	RCONB669	RCONB670	RCONB671	RCONB672	RCONB673
	0	0	0	0	0	0	49.

50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement

	RCONB541	RCONB542				RCONB543
	0	0				0	50.
	RCONB675	RCONB676	RCONB677	RCONB678	RCONB679	RCONB680
51. All other financial assets sold with recourse	0	0	0	0	0	0	51.
	RCONB681	RCONB682	RCONB683	RCONB684	RCONB685	RCONB686
52. All other off-balance sheet liabilities	0	0	0	0	0	0	52.

53. Unused commitments:							53.
	RCON3833	RCONB687	RCONB688	RCONB689	RCONB690	RCONB691
a. With an original maturity exceeding one year	72,673	36,337	0	0	0	36,337	53.a.
b. With an original maturity of one year or less to asset-backed commercial paper conduits	RCONG591	RCONG592	RCONG593	RCONG594	RCONG595	RCONG596
	0	0	0	0	0	0	53.b.
		RCONA167	RCONB693	RCONB694	RCONB695
54. Derivative contracts		0	0	0	0		54.
55. Total assets, derivatives, and off-balance sheet items by risk weight category			RCONB696	RCONB697	RCONB698	RCONB699
			231,264	242,754	163,815	1,024,038	55.

56. Risk weight factor							56.
			RCONB700	RCONB701	RCONB702	RCONB703
57. Risk-weighted assets by risk weight category			0	48,551	81,908	1,024,038	57.
						RCON1651
58. Market risk equivalent assets						0	58.
59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve						RCONB704
						1,154,497	59.
						RCONA222
60. Excess allowance for loan and lease losses						35,519	60.
						RCON3128
61. Allocated transfer risk reserve						0	61.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	63

	(Column A)	(Column B)	(Column C)	(Column D)	(Column E)	(Column F)
	Face Value or	Credit	Allocation by	Allocation by	Allocation by	Allocation by
	Notional	Equivalent	Risk Weight	Risk Weight	Risk Weight	Risk Weight
Dollar amounts in thousands	Amount	Amount	Category 0%	Category 20%	Category 50%	Category 100%
RCONA223
62. Total risk-weighted assets						1,118,978	62.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	64

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	RCON8764	0	M.1.

Schedule RC-R - Regulatory Capital

Dollar amounts in thousands	(Column A) With a remaining maturity of one year or less	(Column B) With a remaining maturity of over one year through five years	(Column C) With a remaining maturity of over five years

2. Notional principal amounts of derivative contracts:				M.2.
	RCON3809	RCON8766	RCON8767
a. Interest rate contracts	0	0	0	M.2.a.
	RCON3812	RCON8769	RCON8770
b. Foreign exchange contracts	0	0	0	M.2.b.
	RCON8771	RCON8772	RCON8773
c. Gold contracts	0	0	0	M.2.c.
	RCON8774	RCON8775	RCON8776
d. Other precious metals contracts	0	0	0	M.2.d.
	RCON8777	RCON8778	RCON8779
e. Other commodity contracts	0	0	0	M.2.e.
	RCONA000	RCONA001	RCONA002
f. Equity derivative contracts	0	0	0	M.2.f.

g. Credit derivative contracts: Purchased credit protection that (a) is a covered position under the market risk rule or (b) is not a covered position under the market risk rule and is not recognized as a guarantee for risk-based capital purposes:

				M.2.g.
	RCONG597	RCONG598	RCONG599
1. Investment grade	0	0	0	M.2.g.1.
	RCONG600	RCONG601	RCONG602
2. Subinvestment grade	0	0	0	M.2.g.2.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	65

Schedule RC-S - Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCONB705	RCONB706	RCONB707	RCONB708	RCONB709	RCONB710	RCONB711
	0	0	0	0	0	0	0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:								2.
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)	RCONB712	RCONB713	RCONB714	RCONB715	RCONB716	RCONB717	RCONB718
	0	0	0	0	0	0	0	2.a.
	RCONC393	RCONC394	RCONC395	RCONC396	RCONC397	RCONC398	RCONC399
b. Subordinated securities and other residual interests	0	0	0	0	0	0	0	2.b.
	RCONC400	RCONC401	RCONC402	RCONC403	RCONC404	RCONC405	RCONC406
c. Standby letters of credit and other enhancements	0	0	0	0	0	0	0	2.c.
3. Reporting bank’s unused commitments to provide liquidity to structures reported in item 1	RCONB726	RCONB727	RCONB728	RCONB729	RCONB730	RCONB731	RCONB732
	0	0	0	0	0	0	0	3.

4. Past due loan amounts included in item 1:								4.
	RCONB733	RCONB734	RCONB735	RCONB736	RCONB737	RCONB738	RCONB739
a. 30-89 days past due	0	0	0	0	0	0	0	4.a.
	RCONB740	RCONB741	RCONB742	RCONB743	RCONB744	RCONB745	RCONB746
b. 90 days or more past due	0	0	0	0	0	0	0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								5.
	RIADB747	RIADB748	RIADB749	RIADB750	RIADB751	RIADB752	RIADB753
a. Charge-offs	0	0	0	0	0	0	0	5.a.
	RIADB754	RIADB755	RIADB756	RIADB757	RIADB758	RIADB759	RIADB760
b. Recoveries	0	0	0	0	0	0	0	5.b.

6. Amount of ownership (or seller’s) interests carried as:								6.
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)		RCONB761	RCONB762			RCONB763
		0	0			0		6.a.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	66

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets
		RCONB500	RCONB501			RCONB502
b. Loans (included in Schedule RC-C)		0	0			0		6.b.
7. Past due loan amounts included in interests reported in item 6.a:								7.
		RCONB764	RCONB765			RCONB766
a. 30-89 days past due		0	0			0		7.a.
		RCONB767	RCONB768			RCONB769
b. 90 days or more past due		0	0			0		7.b.
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):								8.
		RIADB770	RIADB771			RIADB772
a. Charge-offs		0	0			0		8.a.
		RIADB773	RIADB774			RIADB775
b. Recoveries		0	0			0		8.b.

9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements

	RCONB776	RCONB777	RCONB778	RCONB779	RCONB780	RCONB781	RCONB782
	0	0	0	0	0	0	0	9.
10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures	RCONB783	RCONB784	RCONB785	RCONB786	RCONB787	RCONB788	RCONB789
	0	0	0	0	0	0	0	10.
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCONB790	RCONB791	RCONB792	RCONB793	RCONB794	RCONB795	RCONB796
	0	0	0	0	0	0	0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCONB797	RCONB798	RCONB799	RCONB800	RCONB801	RCONB802	RCONB803
	0	0	0	0	0	0	0	12.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	67

Schedule RC-S - Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:			M.1.
a. Outstanding principal balance	RCONA249	0	M.1.a.
b. Amount of retained recourse on these obligations as of the report date	RCONA250	0	M.1.b.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCONB804	0	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCONB805	124,897	M.2.b.
c. Other financial assets (includes home equity lines)	RCONA591	0	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCONF699	0	M.2.d.
3. Asset-backed commercial paper conduits:			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCONB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCONB808	0	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCONB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C	RCONC407	NR	M.4.

Schedule RC-T - Fiduciary and Related Services
Dollar amounts in thousands
1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	RCONA345	Yes	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCONA346	Yes	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	RCONB867	Yes	3.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	68

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Managed Assets	(Column B) Non-Managed Assets	(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts
	RCONB868	RCONB869	RCONB870	RCONB871
4. Personal trust and agency accounts	NR	NR	NR	NR	4.
5. Employee benefit and retirement-related trust and agency accounts:					5.
	RCONB872	RCONB873	RCONB874	RCONB875
a. Employee benefit - defined contribution	NR	NR	NR	NR	5.a.
	RCONB876	RCONB877	RCONB878	RCONB879
b. Employee benefit - defined benefit	NR	NR	NR	NR	5.b.
	RCONB880	RCONB881	RCONB882	RCONB883
c. Other employee benefit and retirement-related accounts	NR	NR	NR	NR	5.c.
	RCONB884	RCONB885	RCONC001	RCONC002
6. Corporate trust and agency accounts	NR	NR	NR	NR	6.
	RCONB886	RCONJ253	RCONB888	RCONJ254
7. Investment management and investment advisory agency accounts	NR	NR	NR	NR	7.
	RCONJ255	RCONJ256	RCONJ257	RCONJ258
8. Foundation and endowment trust and agency accounts	NR	NR	NR	NR	8.
	RCONB890	RCONB891	RCONB892	RCONB893
9. Other fiduciary accounts	NR	NR	NR	NR	9.
	RCONB894	RCONB895	RCONB896	RCONB897
10. Total fiduciary accounts (sum of items 4 through 9)	NR	NR	NR	NR	10.
		RCONB898		RCONB899
11. Custody and safekeeping accounts		NR		NR	11.

12. Not applicable					12.
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCONJ259	RCONJ260	RCONJ261	RCONJ262
	NR	NR	NR	NR	13.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	69

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands
14. Personal trust and agency accounts	RIADB904	NR	14.
15. Employee benefit and retirement-related trust and agency accounts:			15.
a. Employee benefit - defined contribution	RIADB905	NR	15.
b. Employee benefit - defined benefit	RIADB906	NR	15.b.
c. Other employee benefit and retirement-related accounts	RIADB907	NR	15.c.
16. Corporate trust and agency accounts	RIADA479	NR	16.
17. Investment management and investment advisory agency accounts	RIADJ315	NR	17.
18. Foundation and endowment trust and agency accounts	RIADJ316	NR	18.
19. Other fiduciary accounts	RIADA480	NR	19.
20. Custody and safekeeping accounts	RIADB909	NR	20.
21. Other fiduciary and related services income	RIADB910	NR	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	RIAD4070	431	22.
23. Less: Expenses	RIADC058	NR	23.
24. Less: Net losses from fiduciary and related services	RIADA488	NR	24.
25. Plus: Intracompany income credits for fiduciary and related services	RIADB911	NR	25.
26. Net fiduciary and related services income	RIADA491	NR	26.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Personal Trust and Agency and Investment Management Agency Accounts	(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts	(Column C) All Other Accounts

1. Managed assets held in fiduciary accounts:				M.1.
	RCONJ263	RCONJ264	RCONJ265
a. Noninterest-bearing deposits	NR	NR	NR	M.1.a.
	RCONJ266	RCONJ267	RCONJ268
b. Interest-bearing deposits	NR	NR	NR	M.1.b.
	RCONJ269	RCONJ270	RCONJ271
c. U.S. Treasury and U.S. Government agency obligations	NR	NR	NR	M.1.c.
	RCONJ272	RCONJ273	RCONJ274
d. State, county, and municipal obligations	NR	NR	NR	M.1.d.
	RCONJ275	RCONJ276	RCONJ277
e. Money market mutual funds	NR	NR	NR	M.1.e.
	RCONJ278	RCONJ279	RCONJ280
f. Equity mutual funds	NR	NR	NR	M.1.f.
	RCONJ281	RCONJ282	RCONJ283
g. Other mutual funds	NR	NR	NR	M.1.g.
	RCONJ284	RCONJ285	RCONJ286
h. Common trust funds and collective investment funds	NR	NR	NR	M.1.h.
	RCONJ287	RCONJ288	RCONJ289
i. Other short-term obligations	NR	NR	NR	M.1.i.
	RCONJ290	RCONJ291	RCONJ292
j. Other notes and bonds	NR	NR	NR	M.1.j.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	70

Dollar amounts in thousands	(Column A) Personal Trust and Agency and Investment Management Agency Accounts		(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts		(Column C) All Other Accounts
k. Investments in unregistered funds and private equity investments	RCONJ293		RCONJ294		RCONJ295
		NR		NR		NR	M.1.k.
	RCONJ296		RCONJ297		RCONJ298
l. Other common and preferred stocks		NR		NR		NR	M.1.l.
	RCONJ299		RCONJ300		RCONJ301
m. Real estate mortgages		NR		NR		NR	M.1.m.
	RCONJ302		RCONJ303		RCONJ304
n. Real estate		NR		NR		NR	M.1.n.
	RCONJ305		RCONJ306		RCONJ307
o. Miscellaneous assets		NR		NR		NR	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	RCONJ308		RCONJ309		RCONJ310
		NR		NR		NR	M.1.p.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Managed Assets		(Column B) Number of Managed Accounts
q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	RCONJ311	NR	RCONJ312	NR	M.1.q.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Number of Issues		(Column B) Principal Amount Outstanding
2. Corporate trust and agency accounts:					M.2.
a. Corporate and municipal trusteeships	RCONB927	NR	RCONB928	NR	M.2.a.
1. Issues reported in Memorandum item 2.a that are in default	RCONJ313	NR	RCONJ314	NR	M.2.a.1.
b. Transfer agent, registrar, paying agent, and other corporate agency	RCONB929	NR			M.2.b.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets
3. Collective investment funds and common trust funds:					M.3.
a. Domestic equity	RCONB931	NR	RCONB932	NR	M.3.a.
b. International/Global equity	RCONB933	NR	RCONB934	NR	M.3.b.
c. Stock/Bond blend	RCONB935	NR	RCONB936	NR	M.3.c.
d. Taxable bond	RCONB937	NR	RCONB938	NR	M.3.d.
e. Municipal bond	RCONB939	NR	RCONB940	NR	M.3.e.
f. Short term investments/Money market	RCONB941	NR	RCONB942	NR	M.3.f.
g. Specialty/Other	RCONB943	NR	RCONB944	NR	M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCONB945	NR	RCONB946	NR	M.3.h.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	71

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands	(Column A) Gross Losses Managed Accounts	(Column B) Gross Losses Non-Managed Accounts	(Column C) Recoveries
4. Fiduciary settlements, surcharges, and other losses:				M.4.
	RIADB947	RIADB948	RIADB949
a. Personal trust and agency accounts	NR	NR	NR	M.4.a.
b. Employee benefit and retirement-related trust and agency accounts	RIADB950	RIADB951	RIADB952
	NR	NR	NR	M.4.b.
	RIADB953	RIADB954	RIADB955
c. Investment management agency accounts	NR	NR	NR	M.4.c.
	RIADB956	RIADB957	RIADB958
d. Other fiduciary accounts and related services	NR	NR	NR	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	RIADB959	RIADB960	RIADB961
	NR	NR	NR	M.4.e.

Schedule RC-V - Variable Interest Entities

Dollar amounts in thousands	(Column A) Securitization Vehicles	(Column B) ABCP Conduits	(Column C) Other VIEs

1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:				1.
a. Cash and balances due from depository institutions	RCONJ981	RCONJ982	RCONJ983
	0	0	0	1.a.
	RCONJ984	RCONJ985	RCONJ986
b. Held-to-maturity securities	0	0	0	1.b.
	RCONJ987	RCONJ988	RCONJ989
c. Available-for-sale securities	0	0	0	1.c.
	RCONJ990	RCONJ991	RCONJ992
d. Securities purchased under agreements to resell	0	0	0	1.d.
	RCONJ993	RCONJ994	RCONJ995
e. Loans and leases held for sale	0	0	0	1.e.
	RCONJ996	RCONJ997	RCONJ998
f. Loans and leases, net of unearned income	0	0	0	1.f.
	RCONJ999	RCONK001	RCONK002
g. Less: Allowance for loan and lease losses	0	0	0	1.g.
	RCONK003	RCONK004	RCONK005
h. Trading assets (other than derivatives)	0	0	0	1.h.
	RCONK006	RCONK007	RCONK008
i. Derivative trading assets	0	0	0	1.i.
	RCONK009	RCONK010	RCONK011
j. Other real estate owned	0	0	0	1.j.
	RCONK012	RCONK013	RCONK014
k. Other assets	0	0	0	1.k.
2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank:				2.
	RCONK015	RCONK016	RCONK017
a. Securities sold under agreements to repurchase	0	0	0	2.a.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	72

Dollar amounts in thousands	(Column A) Securitization Vehicles	(Column B) ABCP Conduits	(Column C) Other VIEs
	RCONK018	RCONK019	RCONK020
b. Derivative trading liabilities	0	0	0	2.b.
	RCONK021	RCONK022	RCONK023
c. Commercial paper	0	0	0	2.c.
	RCONK024	RCONK025	RCONK026
d. Other borrowed money (exclude commercial paper)	0	0	0	2.d.
	RCONK027	RCONK028	RCONK029
e. Other liabilities	0	0	0	2.e.
3. All other assets of consolidated VIEs (not included in items 1.a. through 1.k above)	RCONK030	RCONK031	RCONK032
	0	0	0	3.
4. All other liabilities of consolidated VIEs (not included in items 2.a through 2.e above)	RCONK033	RCONK034	RCONK035
	0	0	0	4.

General Instructions

Dollar amounts in thousands
1. Who Must Report on What Forms	1.
a. Close of Business	1.a.
b. Frequency of Reporting	1.b.
c. Differences in Detail of Reports	1.c.
d. Shifts in Reporting Status	1.d.
2. Organization of the Instruction Books	2.
3. Preparation of the Reports	3.
4. Signatures	4.
a. Officer Declaration	4.a.
b. Director Attestation	4.b.
5. Submission of the Reports	5.
a. Submission Date	5.a.
b. Amended Reports	5.b.
6. Retention of Reports	6.
7. Scope of the “Consolidated Bank” Required to be Reported in the Submitted Reports	7.
a. Exclusions from the Coverage of the Consolidated Report	7.a.
8. Rules of Consolidation	8.
9. Reporting by Type of Office (For banks with foreign offices)	9.
10. Publication Requirements for the Report of Condition	10.
11. Release of Individual Bank Reports	11.
12. Applicability of Generally Accepted Accounting Principles to Regulatory Reporting Requirements	12.
13. Accrual Basis Reporting	13.
14. Miscellaneous General Instructions	14.
a. Rounding	14.a.
b. Negative Entries	14.b.
c. Verification	14.c.
d. Transactions Occurring Near the End of a Reporting Period	14.d.
15. Separate Branch Reports	15.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	73

Glossary

Dollar amounts in thousands
1. Glossary	1.
2. Acceptances	2.
3. Accounting Changes	3.
4. Accounting Errors, Corrections of	4.
5. Accounting Estimates, Changes in	5.
6. Accounting Principles, Changes in	6.
7. Accrued Interest Receivable Related to Credit Card Securitizations	7.
8. Acquisition, Development, or Construction (ADC) Arrangements	8.
9. Agreement Corporation	9.
10. Allowance for Loan and Lease Losses	10.
11. Applicable Income Taxes	11.
12. Associated Company	12.
13. ATS Account	13.
14. Bankers Acceptances	14.
a. Bank-Owned Life Insurance	14.a.
15. Banks, U.S. and Foreign	15.
16. Banks in Foreign Countries	16.
17. Bill-of-Lading Draft	17.
18. Borrowings and Deposits in Foreign Offices	18.
19. Brokered Deposits	19.
20. Broker’s Security Draft	20.
21. Business Combinations	21.
22. Call Option	22.
23. Capitalization of Interest Costs	23.
24. Carrybacks and Carryforwards	24.
25. Cash Management Arrangements	25.
26. Certificate of Deposit	26.
27. Changes in Accounting Estimates	27.
28. Changes in Accounting Principles	28.
29. Clearing Accounts	29.
30. Commercial Banks in the U.S.	30.
31. Commercial Letter of Credit	31.
32. Commercial Paper	32.
33. Commodity or Bill-of-Lading Draft	33.
34. Common Stock of Unconsolidated Subsidaries, Investments in	34.
35. Continuing Contract	35.
36. Corporate Joint Venture	36.
37. Corrections of Accounting Errors	37.
38. Coupon Stripping, Treasury Receipts, and STRIPS	38.
39. Custody Account	39.
40. Dealer Reserve Account	40.
a. Deferred Compensation Agreements	40.a.
41. Deferred Income Taxes	41.
42. Demand Deposits	42.
43. Depository Institutions in the U.S.	43.
44. Deposits	44.
45. Derivative Contracts	45.
a. Discounts	45.a.
46. Dividends	46.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	74

Dollar amounts in thousands
47. Domestic Office	47.
48. Domicile	48.
49. Due Bills	49.
50. Edge and Agreement Corporation	50.
a. Equity-Indexed Certificates of Deposit	50.a.
51. Equity Method of Accounting	51.
52. Extinguishments of Liabilities	52.
53. Extraordinary Items	53.
54. Fails	54.
a. Fair Value	54.a.
55. Federal Funds Transactions	55.
56. Federally-Sponsored Lending Agency	56.
57. Fees, Loan	57.
58. Foreclosed Assets	58.
59. Foreign Banks	59.
60. Foreign Currency Transactions and Translation	60.
61. Foreign Debt Exchange Transactions	61.
62. Foreign Governments and Official Institutions	62.
63. Foreign Office	63.
64. Forward Contracts	64.
65. Functional Currency	65.
66. Futures Contracts	66.
67. Goodwill	67.
68. Hypothecated Deposit	68.
69. IBF	69.
70. Income Taxes	70.
71. Intangible Assets	71.
72. Interest-Bearing Account	72.
73. Interest Capitalization	73.
74. Interest Rate Swaps	74.
75. Internal-Use Computer Software	75.
76. International Banking Facility (IBF)	76.
77. Interoffice Accounts	77.
78. Investments in Common Stock of Unconsolidated Subsidiaries	78.
79. Joint Venture	79.
80. Lease Accounting	80.
81. Letter of Credit	81.
82. Limited-Life Preferred Stock	82.
83. Loan	83.
84. Loan Fees	84.
85. Loan Impairment	85.
86. Loan Secured by Real Estate	86.
87. Loss Contingencies	87.
88. Majority-Owned Subsidiary	88.
89. Mandatory Convertible Debt	89.
91. Mergers	91.
92. Money Market Deposit Account (MMDA)	92.
93. Nonaccrual Status	93.
94. Noninterest-Bearing Account	94.
95. Nontransaction Account	95.
96. NOW Account	96.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	75

Dollar amounts in thousands
97. Offsetting	97.
98. One-Day Transaction	98.
99. Option	99.
100. Organization Costs	100.
101. Other Depository Institutions in the U.S.	101.
102. Other Real Estate Owned	102.
103. Overdraft	103.
104. Participations	104.
105. Participations in Acceptances	105.
106. Participations in Pools of Securities	106.
107. Pass-through Reserve Balances	107.
108. Perpetual Preferred Stock	108.
109. Placements and Takings	109.
110. Pooling of Interests	110.
111. Preauthorized Transfer Account	111.
112. Preferred Stock	112.
113. Premiums and Discounts	113.
114. Purchase Acquisition	114.
a. Purchased Impaired Loans and Debt Securities	114.a.
115. Put Option	115.
116. Real Estate ADC Arrangements	116.
117. Real Estate, Loan Secured By	117.
118. Reciprocal Balances	118.
119. Renegotiated Troubled Debt	119.
120. Reorganizations	120.
121. Repurchase/Resale Agreements	121.
122. Reserve Balances, Pass-through	122.
123. Retail Sweep Arrangements	123.
124. Sales of Assets for Risk-Based Capital Purposes	124.
125. Savings Deposits	125.
126. Securities Activities	126.
127. Securities Borrowing/Lending Transactions	127.
128. Securities, Participations in Pools of	128.
129. Servicing Assets and Liabilities	129.
130. Settlement Date Accounting	130.
131. Shell Branches	131.
132. Short Position	132.
133. Significant Subsidary	133.
134. Standby Letter of Credit	134.
135. Start-Up Activities	135.
136. STRIPS	136.
137. Subordinated Notes and Debentures	137.
138. Subsidiaries	138.
139. Suspense Accounts	139.
140. Syndications	140.
141. Telephone Transfer Account	141.
142. Term Federal Funds	142.
143. Time Deposits	143.
144. Trade Date and Settlement Date Accounting	144.
145. Trading Account	145.
146. Transaction Account	146.

SUFFOLK COUNTY NATIONAL BANK OF RIVERHEAD, THE	FFIEC 041
RSSD-ID 799612	Quarter End Date 6/30/2011
Last Updated on 7/28/2011	76

Dollar amounts in thousands
147. Transfers of Financial Assets	147.
148. Traveler’s Letter of Credit	148.
149. Treasury Receipts	149.
150. Treasury Stock	150.
151. Troubled Debt Restructurings	151.
152. Trust Preferred Securities	152.
153. U.S. Banks	153.
154. U.S. Territories and Possessions	154.
155. Valuation Allowance	155.
156. When-Issued Securities Transactions	156.